UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05617

SCM Trust
(Exact name of registrant as specified in charter)

1875 Lawrence Street, Suite 300, Denver, CO 80202
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 955-9988

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS

(a)

ANNUAL REPORT

December 31, 2023

Shelton Emerging Markets Fund

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

1

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2023

International equity markets posted solid returns in 2023, albeit not as strong as US markets. The cyclical, less growth-oriented composition of foreign markets struggled to keep up with tech-led, concentrated domestic indices. As a result, at period end valuation spreads between international and US markets remain near historical highs, and in our view the potential for international outperformance in the medium term remains likely.

A big headwind for international markets has been their proximity to multiple crises around the world. The war between Russia and the Ukraine looks to be headed to a quagmire, with support beginning to wane from the West, and the Middle East has erupted in conflict centered around the Palestinian crisis, affecting shipping lines and potentially oil prices. In Asia, saber-rattling between Taiwan and China catalyzed a trade war as Western nations shift trading relationships away from East Asia and back home or to closer, friendlier partners.

For much of the past several decades such crises have been buying opportunities, and these may prove to be so as well. For the moment, these events have been inflationary, propping up producer costs around the world, be they from commodity, manufacturing or transport.

While the inflation picture on the supply front looks murky, most Western nations have successfully managed inflationary forces on the demand side. The Federal Reserve signaled in the fourth quarter that rate hikes are likely over, and markets have looked forward to when rate cuts may begin. Europe and the UK have been a quarter or two behind the US with rate cuts expected to begin in the summer and fall.

On the other end of the world, profound change is stirring the markets of a longtime dormant economic power. Japan is grappling with inflation as well. While a peak of 4.3% inflation might not sound like much to the rest of Western economies, to an economy embroiled in deflation for decades it is a welcome relief. If inflation levels show resilience, the question will be whether the Bank of Japan will relax the grip it has had on the yield curve for the past 7-8 years and let rates rise.

Such a rise would and has had a dramatic effect on the market. Changes in the difference between the US and Japanese interest rates is the primary driver of capital flows between the two countries, and if Japanese rates continue to climb, the dollar will weaken.

Even more interesting is what is going on in the Japanese equity market. In 2024 we will see increasing effects of a reform program initiated by the Tokyo Stock Exchange ("TSE"). The TSE has mandated that firm improve their book value and return on capital or jeopardize their listing on the Exchange. Japanese firms have lagged was behind their global peers in these measures thanks to a great deal of cross-holdings and general neglect of shareholder interest. These reforms will bring change to those practices, and potentially better returns for investors in Japanese equities.

Emerging Markets continued their extended streak of underperforming developed markets during the fiscal year, despite having considerably higher growth, both economically and at the corporate level. We believe this underperformance leaves emerging markets dramatically undervalued at a time when risk levels are falling. In our view, emerging market risk has decreased to the same level as with developed markets thanks to greater diversity of countries and industries. There are certainly always headline exceptions such as Turkey or Argentina, but these nations are small parts of the emerging market investing world and can provide opportunities to perceptive investors.

The biggest drag on emerging market performance during the period was China. While country based developed market indices were up anywhere from 7% to 15% in the fourth quarter (in USD terms) the MSCI China index was down over 4%. For 2023, developed countries were up 10-25%, China was down 9%. In fact, the MSCI China index is at levels not seen since the Global Financial Crisis.

One year ago, no one would have guessed this would happen. China was coming out of a three-year lockdown, and the conventional wisdom was that the pent-up demand would unleash a wave of economic growth. Not to be. Instead, economic malaise kept Chinese consumers under wraps, and the increase in post-lockdown production plunged China into a dangerous deflationary spiral.

Compounding the problems is a government determined to deepen the issues instead of solving them. Despite the grave economic situation in front of them the CCP seems more interested in meddling with the Western tendencies of some of their most important firms

While our medium- and long-term outlook for China remains pessimistic at period end due to the ‘three Ds’ of demographics, debt and deflation, in the short term a decline of this degree likely forces the hand of the central government to refocus on supporting the economy, a step that would likely support the Chinese financial markets.

Table of Contents	December 31, 2023

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Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

Shelton International Select Fund

The Shelton Capital International Select Fund returned 13.97% for the fiscal year, underperforming the fund’s benchmark, the MSCI All Country World ex United States index return of 15.62%, by 1.65%.

While the fund's strategy relies on stock selection to drive results, minor differences in country and industry allocations compared to the benchmark MSCI All Country World Ex US Index weights contributed to the fund's underperformance during the year. Country-wise - overweight allocations (compared to the benchmark) to Hong Kong and underweight allocations to Taiwan and Saudi Arabia (Saudi Arabia is not currently part of our investable universe) were the major detractors from performance during the year. On an industry basis, positions in banks, food products and semiconductors also hurt performance. Specific top detractors included banks in India and Australia, HDFC and Macquarie, and Korean conglomerate GS Holdings.

Banks weathered a backdrop of increasing interest rates in 2023 as federal banks across the globe attempted to control inflation. Surging interest rates led to several high-profile bank failures in the United States (Silicon Valley Bank, Signature and First Republic) which shook global confidence in financial institutions. Bank net interest margins were squeezed both by depositors chasing higher yielding accounts elsewhere as well as lower demand for higher interest loans due to the higher rates. Shares of HDFC and Macquarie trended down from the bank failure news to early November and then surged to the end of the year as investors followed global federal bank comments of lower inflation which might signal action to lower interest rates. From the end of December 2022 to November 2023, shares of HDFC dropped 16.5% while Macquarie shares dropped 7.4% (USD total returns), despite both recovering significantly by year end. Shares of HDFC lost 1% and Macquarie shares rose 15.7% for the full year 2023.

Another position that hurt performance included GS Holdings, a Korean conglomerate, returned -3% for the full year and surged nearly 19% after hitting lows in July. China’s weak recovery put pressure on the margins of the firm’s refining business. In addition, the firm announced that their Engineering and Construction division would have to demolish and rebuild an apartment complex after a parking garage collapse.

In contrast, the fund had some success picking names in Ireland, China and Japan amongst Tech and Pharmaceuticals. Additionally on a stock basis, Shin Etsu and Deutsche Post were strong contributors during the year. Shin-Etsu Chemical (4063 JT) had another strong year (+73% in total return USD), continuing to strengthen their financial position and competitiveness within their markets.

Deutsche Post, parent company of DHL returned 36.8% (total return USD) in 2023. The firm is a beneficiary of lower inflation which became more evident as the interest rate moved, and management compounded that benefit by improving their business mix, focusing on the higher quality express delivery and eCommerce segments.

Shelton Emerging Markets Fund

The Shelton Capital Emerging Markets Fund returned 15.43% for the fiscal year, outperforming the MSCI Emerging Markets Index return of 9.83% by 5.60%

The outperformance of the Shelton Emerging Markets Fund during 2023 is predominantly due to individual stock positions. Strong Performers during the year included Accton, BIM and Dentium. Detracting somewhat from performance were a position in HDFC and small differences in country and industry allocations from the benchmark MSCI Emerging Markets Index, including underweights in Saudia Arabia (up 10.7% in USD over 2023) and India (up 21% in USD).

Accton Technology (2345 TT) was another strong performer. Lesser known than the myriad of semiconductor manufacturers in Taiwan, Accton produces a wide range of networking products. The stock rose 129% in 2023 as expectations for earnings growth steadily grew.

Shares of Turkish discount grocer BIMAS, (BIM Birlesik Magazalar) ratcheted gains of 42.25% (total returns in USD) during 2023. The shares have benefited from management’s strong discounting culture to protect market share during Turkey’s surging year-over-year inflation which ranged from a low of 38% in June 2023 to 65% in December 2023. Investors also have seen benefits from BIMAS’s diversification into Moroccan and Egypt expansion, especially online.

Dentium (145720 KS), the Korean supplier of dental implants and tools continued to improve margins during the period, setting themselves up for what we believe will be strong profit growth. The stock returned 28.5% (total return in USD) for 2023.

Shares of Indian banks trended down from the bank failure news (Silicon Valley, Signature and First Republic) to early November 2023 and then surged to the end of the year as investors followed global federal bank comments of lower inflation which might signal action to lower interest rates. From the end of December 2022 to November 2023, shares of HDFC dropped 16.5% despite recovering significantly by year end to losses of just 1% (total return in USD)

Shelton Tactical Credit Fund

The Shelton Tactical Credit Fund seeks current income and capital appreciation. The Fund employs a top-down, macro-economic view with a bottom-up, fundamental research process to seek to identify undervalued sectors and individual securities in the U.S. Fixed Income market, with emphasis on corporate and municipal bonds. The Fund actively adjusts allocations to these products and underlying security selection based on market technicals and fundamentals. The Fund seeks to optimize investor returns by increasing the opportunity set to tactically invest across all macro, credit and interest rate cycles.

Performance

During the reported fiscal year ended December 31, 2023, the Fund returned 5.70% for Institutional Shares (DEBIX) and 5.43% for Investor Shares (DEBTX). DEBIX outperformed the Bloomberg US Aggregate Total Return Index (AGG) return of 5.53%. The Fund lagged the Morningstar Nontraditional bond category return of 6.95% as the Fund was more conservatively positioned on credit risk and more aggressive on interest rate risk via longer duration. The Fund had strong positive contributions to return from corporate bonds, whose performance of 12.45% significantly exceeded the Investment Grade and slightly trailed High Yield index returns of 8.52% and 13.44%, respectively. Performing municipal bonds were also positive contributors, while the markdown of a legacy non-performing municipal bond was a significant drag on performance but at period end is now written down to an immaterial amount. Interest rate hedges cushioned drawdowns during spikes in rates throughout the year, but were a small drag on performance overall, which we liken to a very cheap insurance policy against potential massive rate moves caused by runaway or entrenched inflation.

3

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

Corporate Credit Market Recap

Much of 2023 was a painful year for fixed income markets, as the Fed continued their fight against inflation with four additional rate hikes. Markets continued to anticipate the end of hikes and an eventual pivot and were punished every time. The Fund’s duration was increased modestly during the year, albeit a bit prematurely. Interest rate hedges cushioned the blow somewhat, but not completely. As the year went along, our concern shifted from higher rates to their economic consequences – namely a recession. We continued to seek to position the Fund accordingly, moving the portfolio up in quality to include issuers who we believe will be resilient in a downturn, seeking greater comfort that they will be able to repay all interest and principal. Furthermore, an economic downturn would bring a pause in rates, so we also began to extend duration to seek to take advantage of the stabilization and an eventual move lower in rates. Rates peaked in mid-October and pivoted hard in early November. Bonds began a furious rally into year-end, as inflation data started to indicate progress on inflation, and the Fed fanned the flames by not pushing back against market expectations for cuts in 2024. The Fund participated in this strength, and outperformed the Non-traditional bond category during this timeframe, but trailed market indices that were even longer in duration or more aggressive on credit risk. Across the corporate bond market, investment grade reported an annual gain of 8.50% and high yield recorded a 2023 gain of 13.44%. Within high yield, there was significant dispersion amongst ratings buckets, as CCC bonds returned 19.84% for the year, single Bs 13.78%, and BBs 11.60%. CCC bonds outperformed in the first quarter but gave up some relative performance as duration turned from enemy to friend.

Municipal Market Recap

The municipal bond market rebounded from the prior year’s losses to post a return of 6.40% for the Bloomberg Municipal Bond Index in 2023. The muni market trended with the US Treasury market over the course of the year, most notably with a sustained selloff from April to October and then a substantial rally in November and December. With a slight rally over the first quarter, the 5 and 10 year AAA tax exempt yields both hit their lowest point of the year in April, with the 5 year at 2.04% and the 10 year at 2.08%. As the US Treasury market realized that the Federal Reserve wasn’t going to hold short term rates higher and longer than previously expected, the entire curve sold off from mid-April through October. Municipal bonds followed suit, with yields peaking in late October at 3.56% in the AAA 5 year and 3.65% in the AAA 10 year. Market expectations of inflation and the start of a Federal Reserve easing campaign changed once again, resulting in a strong rally through year end, with the AAA 5 year ending the year at 2.22% and the AAA 10 year at 2.27%. The municipal bond market, supported by negative net supply (new issuance was less than called and matured bonds) remained rich to historical values based on the AAA Muni/Treasury ratio. The AAA/Muni ratio started the year at 60%, 64%, 68% and 91% at the 2, 5, 10, and 30 years, and finished 2023 at 59%, 58% 58% and 84% respectively.

Economic Observations and the Fed

Inflation has been trending lower, but not in a straight line. Goods inflation has turned to deflation, while services inflation has remained stickier due to tight labor markets and the lagging statistical collection methods of the housing market. We believe early indicators of the labor market such as hours worked, average hourly wages, participation, job openings and quits, and productivity, are all showing good progress and should lead to lower services inflation over the course of 2024. As of 12/31/23, bond markets are pricing in approximately six interest rate cuts in 2024, with a roughly 50/50 probability that the first cut comes in March. The Fed Summary of Economic Projections (dot plots) indicate only three rate cuts for the year. From our perspective, while the exact timing of the first cut and pace of early cuts will have a meaningful impact on the front end of the yield curve, if the Fed starts to cut in May or June, fixed income performance should be solid in 2024. The longer the FOMC waits to cut rates, the greater the risk that they will overtighten and slow the economy. Because the Fed is more comfortable re-stimulating an economy out of a recession rather than trying to re-conquer entrenched inflation, we expect them to try and keep financial conditions tight for longer, and over-correct in the process. Market consensus seems to be that the economy will glide into a soft landing, or no landing at all. While this may be possible, it is rare historically. If the economy is growing above trend, the Fed will feel the need to push harder, which would initially push rates higher, but then eventually cause a bumpier landing for which equities and credit spreads are not prepared.

Corporate Credit Market Outlook (as of December 31, 2023)

In our view, corporate fundamentals remain solid after years of refinancing and terming-out at low rates, and the yields currently offered by high quality bonds are meaningful versus the macro risks. We believe investors should look to higher quality bonds for duration, but also search through lower quality buckets for idiosyncratic outperformance. We plan to continue to search for names that we believe have been neglected or miscategorized by the market, and, as always, apply a contrarian mindset in trading. With rates having risen steeply over the last few years, many higher quality (generally longer duration) bonds are trading at steep dollar price discounts to par. We like the safety here with the added optionality to the upside if there is some sort of event leading to a takeout at par. Additionally, default rates are likely to tick up, so avoiding pitfalls will continue to be paramount. Dealers continue to be cautious about the amount of capital they are willing to commit to supporting markets and providing liquidity. This dearth of liquidity exacerbates price swings and contributes to volatility both in rallies and selloffs. Particularly, when the market has turned, the combined effect of dealers needing to cover their net short position and build inventory while investors are gathering inflows and needing to put those dollars to work can produce turbocharged rallies, even if they are short-lived. We have sought to fully take advantage of our tactical mandate and agility to trade around these bouts of volatility and enhance returns. We will continue our efforts to stay disciplined and opportunistic, identify compelling opportunities in complex, out-of-favor, misunderstood credits, many of which are going through secular or regulatory changes or have cycles that are not aligned with the traditional economic cycle.

Recent corporate commentary continues to signal the onset of economic slowdown and cautious demand outlooks. Consumers who faced unprecedented increases in food, energy and broader goods and services are starting to see some relief but may have been spending above their means. As discussed above, how long and deep this impending slowdown might be is the next key question. If it turns out to be more severe, equities and lower-quality fixed income have more downside. However, in the case of fixed income, given where all-in yields are at fiscal year end, we believe they are adequately compensating investors for additional spread widening all the way down to the single-B rating tier. Below single-B, you had better get your credit analysis and downside protection correct, as the lack of trading liquidity in that tier severely punishes mistakes. Companies will often give their year-ahead outlooks in January or concurrent with their Q4 earnings calls, which may cause some dispersion and single-name volatility. So far, estimates are being revised lower. If this trend continues we think it should create bouts of volatility as corporate fundamentals deteriorate and could cause credit spreads to widen.

We believe the sweet spots for future total returns are Investment Grade corporate and municipal bonds, and BB, and certain single-B and CCC high yield corporate bonds we believe are stronger and more resilient than the market. Mathematically, even if spreads widen a few hundred basis points further, BBs at yields above 6.5% would still produce what we feel are acceptable returns over the next 6 – 12 months. If rates go lower and/or the recession proves to be milder, then total returns could easily eclipse 10% over that period. There are valid reasons to believe spread widening might stop short of previous recessions, as the US High Yield index has a higher quality composition (more BBs, fewer CCCs), beginning all-in yields are higher than the onset of a typical recession, and the average dollar price of bonds is much lower and much closer to recovery rates. However, if spreads were to widen dramatically to levels above +800 basis points that are often reached in severe recessions, total returns would likely be negative. Navigating these bouts of volatility by adjusting credit quality overall and selecting the right individual securities will be the keys to success, and we believe our investment approach would thrive in such an environment.

4

Municipal Market Outlook (as of December 31, 2023)

The municipal market will likely continue to follow the lead of the US Treasury market until we have a high degree of certainty on the timing and speed of the Federal Reserve easing cycle and whether the Federal Reserve was able to navigate a ‘soft landing’ of the economy. We expect to see increased municipal bond issuance and a positive net supply in 2024 after 2 years of volatility hampered new issuance. This will put upward pressure on the AAA/Treasury ratio as it is currently very rich relative to historical values, though this pressure could be offset by fund flows. The municipal bond market is still dominated by retail investors, but the volatility of the last two years has stifled fund flows. The strong rally in the closing months of 2023 and resultant fund returns for the year may finally be the stimulus needed to generate strong inflows. Though most municipalities aren’t currently as well off financially as they were as a result of the Federal government’s Covid stimulus largesse, our opinion is that the municipal market remains strong. Should the ‘soft landing’ turn into a hard landing or recession it is likely that municipal bonds will benefit as they have historically weathered economic downturns much better than corporate bonds from a credit perspective.

Thank you very much for your investment in the Shelton Tactical Credit Fund.

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

5

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

Shelton Emerging Markets Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Emerging Markets Fund	15.43%	7.60%	4.51%	5.32%

MSCI Emerging Markets Index	9.83%	3.68%	2.66%	3.37%

Shelton Emerging Markets Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Emerging Markets Fund	15.15%	7.34%	4.26%	5.09%

MSCI Emerging Markets Index	9.83%	3.68%	2.66%	3.37%

Shelton International Select Equity Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton International Select Equity Fund	13.97%	7.17%	N/A	7.08%

MSCI ACWI Ex USA (NET) Index	15.62%	7.08%	3.83%	6.25%

Shelton International Select Equity Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton International Select Equity Fund	13.64%	6.88%	N/A	6.80%

MSCI ACWI Ex USA (NET) Index	15.62%	7.08%	3.83%	6.25%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

Shelton Tactical Credit Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Tactical Credit Fund	5.70%	2.90%	3.51%	3.43%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%	1.79%

Shelton Tactical Credit Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Shelton Tactical Credit Fund	5.43%	2.65%	3.27%	3.19%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%	1.79%

7

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2023 to December 31, 2023.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Net Annual Expense Ratio
Shelton Emerging Markets Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,028	$8.69	1.70%
Based on Hypothetical 5% Return before expenses	$1,000	$1,016	$8.64	1.70%
Investor Shares
Based on Actual Fund Return	$1,000	$1,027	$9.91	1.94%
Based on Hypothetical 5% Return before expenses	$1,000	$1,015	$9.85	1.94%
Shelton International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,027	$5.01	0.98%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$4.99	0.98%
Investor Shares
Based on Actual Fund Return	$1,000	$1,026	$6.28	1.23%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.26	1.23%
Shelton Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,043	$6.33	1.23%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.26	1.23%
Investor Shares
Based on Actual Fund Return	$1,000	$1,042	$7.82	1.52%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.73	1.52%

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

About Your Fund’s Expenses (Unaudited) December 31, 2023

8

Top Holdings and Sector Breakdowns (Unaudited) December 31, 2023

Shelton Emerging Markets Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Samsung Electronics Co Ltd	$1,491,153	5.1%
2	Kia Corp	$1,319,317	4.5%
3	Itausa SA	$1,176,740	4.0%
4	Dr Reddy’s Laboratories Ltd	$1,175,902	4.0%
5	Alibaba Group Holding Ltd	$1,133,728	3.8%
6	Taiwan Semiconductor Manufacturing Co Ltd	$1,052,788	3.6%
7	Realtek Semiconductor Corp	$1,013,714	3.4%
8	Samsung C&T Corp	$999,483	3.4%
9	United States Treasury Bill	$994,446	3.4%
10	MediaTek Inc	$948,938	3.2%

Shelton International Select Equity Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Eni SpA	$2,030,264	3.9%
2	CRH PLC	$1,761,229	3.4%
3	Canon Inc	$1,712,622	3.3%
4	BNP Paribas SA	$1,699,908	3.3%
5	Amada Co Ltd	$1,652,623	3.2%
6	LVMH Moet Hennessy Louis Vuitton SE	$1,619,784	3.1%
7	Nestle SA	$1,526,894	3.0%
8	George Weston Ltd	$1,482,396	2.9%
9	Sanlam Ltd	$1,369,943	2.7%
10	Associated British Foods PLC	$1,343,472	2.6%

Shelton Tactical Credit Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	United States Treasury Note/Bond	$2,329,594	7.5%
2	United States Treasury Bill	$1,493,408	4.8%
3	Roche Holdings Inc	$1,458,463	4.7%
4	Air Canada 2020-1 Class C Pass Through Trust	$1,357,375	4.4%
5	Kraft Heinz Foods Co	$1,313,993	4.2%
6	Acushnet Co	$1,304,113	4.2%
7	United Rentals North America Inc	$1,269,210	4.1%
8	Cleveland-Cliffs Inc	$1,252,361	4.0%
9	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc	$1,244,513	4.0%
10	Cinemark USA Inc	$1,222,035	3.9%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See accompanying notes to financial statements.

9

Shelton Emerging Markets FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (92.04%)

Brazil (2.90%)
Banco Do Brasil SA	40,600	$463,572
Cosan SA	55,700	222,290
Klabin SA	37,000	169,475
Total Brazil		855,337

Cayman Islands (3.85%)
Alibaba Group Holding Ltd	117,100	1,133,728

China (21.00%)
ANTA Sports Products Ltd	57,000	552,952
BYD Co Ltd	16,700	458,534
Chinasoft International Ltd	628,000	481,744
CMOC Group Ltd	945,000	516,761
Fuyao Glass Industry Group Co Ltd (144A)	74,000	360,119
Haier Smart Home Co Ltd	94,100	265,723
Hygeia Healthcare Holdings Co Ltd (144A)	24,000	108,497
JD Logistics Inc* (144A)	262,727	329,059
KE Holdings Inc	26,700	432,807
Kingsoft Corp Ltd	46,000	141,973
Kuaishou Technology* (144A)	43,000	291,585
Meituan* (144A)	15,019	157,527
Microport Scientific Corp*	264,900	285,643
NetEase Inc	35,000	630,207
Ping An Insurance Group Co of China Ltd	100	453
Tsingtao Brewery Co Ltd	112,000	751,588
Zhuzhou CRRC Times Electric Co Ltd	78,000	222,756
Zijin Mining Group Co Ltd	123,748	201,584
Total China		6,189,512

Hong Kong (2.53%)
Shenzhen International Holdings Ltd	883,500	744,496

India (12.81%)
Dr Reddy’s Laboratories Ltd	16,900	1,175,903
HDFC Bank Ltd	13,795	925,782
ICICI Bank Ltd	33,123	789,652
Infosys Ltd#	48,148	884,960
Total India		3,776,297

Indonesia (0.99%)
Bank Rakyat Indonesia Persero Tbk PT	782,175	290,852

Mexico (5.86%)
Alfa SAB de CV	245,000	196,084
Kimberly-Clark de Mexico	269,914	604,836
Orbia Advance Corp SAB de CV	67,000	148,322
Regional SAB de CV	81,300	777,512
Total Mexico		1,726,754

Philippines (3.70%)
Ayala Land Inc	615,800	383,068
BDO Unibank Inc	85,700	201,947
Manila Electric Co	42,000	302,600
Metropolitan Bank & Trust Co	220,700	204,440
Total Philippines		1,092,055

10

See accompanying notes to financial statements.

Shelton Emerging Markets FundPortfolio of Investments (Continued)12/31/23

Security Description	Shares	Value
South Africa (2.45%)
FirstRand Ltd	179,884	$722,935

South Korea (16.66%)
Hanmi Pharm Co Ltd*	1,121	304,974
Hyundai Motor Co	1,767	277,528
Kia Corp	17,094	1,319,317
Samsung C&T Corp	10,000	999,483
Samsung Electronics Co Ltd	24,612	1,491,153
SK Inc	3,770	517,925
Total South Korea		4,910,380

Taiwan (14.71%)
Accton Technology Corp	48,300	822,884
Asustek Computer Inc	17,000	271,076
MediaTek Inc	28,700	948,938
Quanta Computer Inc	31,000	226,709
Realtek Semiconductor Corp	66,000	1,013,714
Taiwan Semiconductor Manufacturing Co Ltd	54,500	1,052,788
Total Taiwan		4,336,109

Thailand (1.18%)
PTT Exploration & Production PCL	80,000	347,503

Turkey (3.40%)
BIM Birlesik Magazalar AS	53,036	539,932
Haci Omer Sabanci Holding AS	144,447	295,575
KOC Holding AS	34,700	166,559
Total Turkey		1,002,066

Total Common Stock (Cost $23,312,015)		27,128,024

Preferred Stock (4.52%)

Brazil (4.52%)
Gergau SA-Pref	32,000	156,731
Itausa SA	550,481	1,176,740
Total Brazil		1,333,471

Total Preferred Stock (Cost $929,002)		1,333,471

Collateral Received For Securities on Loan (3.07%)
Mount Vernon Liquid Assets Portfolio, 7-Day Yield: 5.61% (Cost $905,726)	905,726	905,726

United States Treasury Bills (3.37%)
United States Treasury Bill (Cost $994,739)	1,000,000	994,739

Total Investments (Cost $26,141,482) (103.00%)		$30,361,960
Liabilities in Excess of Other Assets (-3.00%)		(886,085)
Net Assets (100.00%)		$29,475,875

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2023, these securities had a total aggregate market value of $1,246,787, which represented approximately 4.23% of net assets.

*Non-income producing security.

#Loaned security; a portion of this security is on loan at December 31, 2023 in the amount of $876,101.

See accompanying notes to financial statements.

11

Shelton International Select Equity FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (96.18%)

Australia (1.65%)
Qantas Airways Ltd*	233,228	$853,622

Belgium (2.26%)
D’ieteren Group	6,000	1,171,782

Britain (7.14%)
Associated British Foods PLC	44,523	1,343,471
BP PLC	125,081	743,298
Halma PLC	17,000	494,984
Legal & General Group PLC	159,799	511,525
Stellantis NV#	14,700	342,804
The Weir Group PLC	11,219	269,809
Total Britain		3,705,891

Canada (7.75%)
Brookfield Corp	6,000	240,720
Element Fleet Management Corp	78,988	1,285,298
George Weston Ltd	11,940	1,482,396
Kinross Gold Corp	31,300	189,458
RioCan Real Estate Investment Trust	58,600	823,514
Total Canada		4,021,386

Caymen Islands (1.01%)
Alibaba Group Holding Ltd	54,100	523,780

China (7.05%)
ANTA Sports Products Ltd	23,600	228,942
BYD Co Ltd	13,000	356,943
Fuyao Glass Industry Group Co Ltd (144A)	212,000	1,031,690
Genscript Biotech Corp*	168,000	427,286
KE Holdings Inc	33,000	534,930
Kingsoft Corp Ltd	93,000	287,032
Kuaishou Technology (144A)*	48,400	328,202
Ping An Insurance Group Co of China Ltd	47,900	216,848
Wuxi Biologics Cayman Inc (144A)*	65,000	246,397
WuXi XDC Cayman Inc*	136	557
Total China		3,658,827

Denmark (1.85%)
Demant A/S*	21,871	958,827

France (8.64%)
BNP Paribas SA	24,601	1,699,908
L’Oreal SA	2,340	1,164,187
LVMH Moet Hennessy Louis Vuitton SE	2,000	1,619,784
Total France		4,483,879

Germany (1.42%)
Deutsche Post AG	11,096	549,471
Siemens AG	1,000	187,591
Total Germany		737,062

12

See accompanying notes to financial statements.

Shelton International Select Equity FundPortfolio of Investments (Continued)12/31/23

Security Description	Shares	Value
Hong Kong (4.36%)
AIA Group Ltd	147,900	$1,288,922
Power Assets Holdings Ltd	129,000	747,547
SITC International Holdings Co Ltd	200	345
Swire Pacific Ltd	172,500	225,772
Total Hong Kong		2,262,586

India (2.56%)
HDFC Bank Ltd	19,788	1,327,973

Ireland (3.69%)
CRH PLC#	25,466	1,761,228
James Hardie Industries PLC*	4,000	154,008
Total Ireland		1,915,236

Israel (1.50%)
Nice Ltd*,#	3,900	778,089

Italy (4.61%)
Eni SpA	119,821	2,030,263
Poste Italiane SpA (144A)	31,708	359,682
Total Italy		2,389,945

Japan (18.43%)
Amada Co Ltd	158,500	1,652,623
Canon Inc	66,700	1,712,623
Denso Corp	76,000	1,146,590
Mitsubishi Electric Corp	77,700	1,101,694
Nomura Research Institute Ltd	18,700	543,949
Renesas Electronics Corp*	14,900	269,391
Santen Pharmaceutical Co Ltd	127,100	1,266,627
SMC Corp	1,700	913,516
Yokogawa Electric Corp	50,200	957,462
Total Japan		9,564,475

Mexico (1.08%)
Orbia Advance Corp SAB de CV	253,900	562,072

Singapore (1.07%)
DBS Group Holdings Ltd	22,000	556,977

South Africa (2.64%)
Sanlam Ltd	344,200	1,369,943

South Korea (6.78%)
Kia Corp	14,921	1,151,605
Orion Corp	5,000	448,031
Samsung C&T Corp	11,713	1,170,694
Samsung Electronics Co Ltd	12,300	745,213
Total South Korea		3,515,543

Spain (1.48%)
CaixaBank SA	186,968	769,091

Sweden (2.32%)
Lifco AB	49,000	1,201,180

See accompanying notes to financial statements.

13

Shelton International Select Equity FundPortfolio of Investments (Continued)12/31/23

Security Description	Shares	Value
Switzerland (2.94%)
Nestle SA	13,205	$1,526,894

Taiwan (1.82%)
Taiwan Semiconductor Manufacturing Co Ltd	9,089	945,256

Turkey (2.13%)
Haci Omer Sabanci Holding AS	297,000	607,737
Turkiye Sise ve Cam Fabrikalari AS	321,927	499,316
Total Turkey		1,107,053

Total Common Stock (Cost $43,639,099)		49,907,369

Preferred Stock (1.29%)

Germany (1.29%)
FUCHS SE-PREF (Cost $638,432)	15,000	667,366

Total Preferred Stock		667,366

Collateral Received For Securities on Loan (5.10%)
Mount Vernon Liquid Assets Portfolio, 7-Day Yield: 5.61% (Cost $2,647,480)	2,647,480	2,647,480

United States Treasury Bills (1.92%)
United States Treasury Bill (Cost $994,770)	1,000,000	994,770

Total Investments (Cost $47,919,781) (104.49%)		$54,216,985
Liabilities in Excess of Other Assets (-4.49%)		(2,333,050)
Net Assets (100.00%)		$51,883,935

*Non-income producing security.

#Loaned security; a portion of this security is on loan at December 31, 2023 in the amount of $2,586,596.

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2023, these securities had a total aggregate market value of $1,246,797, which represented approximately 2.40% of net assets.

14

See accompanying notes to financial statements.

Shelton Tactical Credit FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (0.74%)

Financial (0.08%)
CBL & Associates LP	1,526,000	$15,260
CBL & Associates LP	1,000,000	10,000
Total Financial		25,260

Consumer, Non-cyclical (0.66%)
Pyxus International Inc*	124,942	206,154

Energy (0.00%)
CHC Group LLC*,(a)	9,358	—

Total Common Stock (Cost $2,040,643)		231,414

Security Description	Par Value	Value
Corporate Debt (82.54%)

Basic Materials (4.02%)
Cleveland-Cliffs Inc, 6.750%, 3/15/2026 (144A)	1,250,000	1,252,361

Communications (6.45%)
Directv Financing LLC / Directv Financing Co-Obligor Inc, 5.875%, 8/15/2027 (144A)(d)	1,000,000	940,220
Sirius XM Radio Inc, 3.875%, 9/1/2031 (144A)	1,250,000	1,069,334
Total Communications		2,009,554

Consumer, Cyclical (27.61%)
Abercrombie & Fitch Management Co, 8.750%, 7/15/2025 (144A)	1,000,000	1,015,537
Acushnet Co, 7.375%, 10/15/2028 (144A)	1,250,000	1,304,113
Air Canada 2020-1 Class C Pass Through Trust, 10.500%, 7/15/2026 (144A)	1,250,000	1,357,375
The Bon-Ton Department Stores Inc, 8.000%, 6/15/2021(b)	4,958,932	30,993
Cinemark USA Inc, 5.875%, 3/15/2026 (144A)	1,250,000	1,222,035
Guitar Center Inc, 8.500%, 1/15/2026 (144A)	750,000	656,290
Hawaiian Brand Intellectual Property Ltd / HawaiianMiles Loyalty Ltd, 5.750%, 1/20/2026 (144A)(d)	1,000,000	941,378
PetSmart Inc / PetSmart Finance Corp, 7.750%, 2/15/2029 (144A)(d)	1,250,000	1,215,748
WMG Acquisition Corp, 3.000%, 2/15/2031 (144A)(d)	1,000,000	858,907
Total Consumer, Cyclical		8,602,376

Consumer, Non-cyclical (19.06%)
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 5.750%, 4/1/2033	1,250,000	1,244,513
Kraft Heinz Foods Co, 4.375%, 6/1/2046(d)	1,500,000	1,313,993
Roche Holdings Inc, 5.593%, 11/13/2033 (144A)	1,350,000	1,458,463
Triton Water Holdings Inc, 6.250%, 4/1/2029 (144A)	750,000	653,438
United Rentals North America Inc, 6.000%, 12/15/2029 (144A)(d)	1,250,000	1,269,210
Total Consumer, Non-cyclical		5,939,617

Energy (7.91%)
Energy Ventures Gom LLC / EnVen Finance Corp, 11.750%, 4/15/2026 (144A)	694,000	720,025
Talos Production Inc, 12.000%, 1/15/2026	750,000	771,563
Transocean Inc, 8.000%, 2/1/2027 (144A)	1,000,000	975,000
Total Energy		2,466,588

See accompanying notes to financial statements.

15

Shelton Tactical Credit FundPortfolio of Investments (Continued)12/31/23

Security Description	Par Value	Value
Financial (16.13%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.850%, 10/29/2041(d)	1,500,000	1,211,914
Iron Mountain Inc, 5.250%, 7/15/2030 (144A)	1,250,000	1,194,557
JPMorgan Chase & Co, 3.882%, 7/24/2038(c)	500,000	444,357
Sun Communities Operating LP, 5.700%, 1/15/2033	1,000,000	1,014,029
Visa Inc, 2.700%, 4/15/2040	1,500,000	1,160,967
Total Financial		5,025,824

Industrial (1.36%)
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC, 9.625%, 1/15/2022(a),(b)	548,153	$—
Great Lakes Dredge & Dock Corp, 5.250%, 6/1/2029 (144A)	500,000	425,105
Total Industrial		425,105

Total Corporate Debt (Cost $26,150,019)		25,721,425

Municipal Bonds (2.04%)

Development (0.10%)
California Pollution Control Financing Authority, 7.500%, 7/1/2032 (144A)	250,000	3,375
California Pollution Control Financing Authority, 8.000%, 7/1/2039 (144A)	2,050,000	27,675
Total Development		31,050

General Obligation (0.05%)
Puerto Rico Public Finance Corp, 5.500%, 8/1/2031(a)	400,000	—
GDB Debt Recovery Authority of Puerto Rico, 7.500%, 8/20/2040	17,498	14,895
Total General Obligation		14,895

Tobacco Settlement (1.89%)
Tobacco Settlement Finance Authority, 4.306%, 6/1/2049	750,000	590,348

Total Municipal Debt (Cost $2,865,720)		636,293

United States Treasury Bills (4.79%)
United States Treasury Bill, 0.000%, 2/1/2024	1,500,000	1,493,408
Total Treasury Bills (Cost $1,492,766)

United States Treasury Bonds (7.48%)
United States Treasury Note/Bond, 2.000%, 2/15/2025	2,400,000	2,329,594
Total Treasury Bonds (Cost $2,328,385)

Term Loans (1.82%)
Pyxus Holdings Inc, TSFR1M (floor 1.500%) + 8.000%, 12/31/2027	294,742	280,005
Pyxus Holdings Inc, TSFR1M (floor 1.500%) + 8.000%, 12/31/2027	442,113	287,373
Total Term Loans (Cost $730,594)		567,378

16

See accompanying notes to financial statements.

Shelton Tactical Credit FundPortfolio of Investments (Continued)12/31/23

Contracts	Contracts	Value
Purchased Options - Puts (0.05%)
10-Year US Treasury Note Futures
Notional amount $6,660,000, premiums paid $15,000, exercise price $111.00, expires 1/26/2024	60	15,000
10-Year US Treasury Note Futures
Notional amount $1,090,000, premiums paid $4,844, exercise price $109.00, expires 1/26/2024	10	469
10-Year US Treasury Note Futures
Notional amount $3,240,000, premiums paid $12,188, exercise price $108.00, expires 1/26/2024	30	938
10-Year US Treasury Note Futures
Notional amount $5,350,000, premiums paid $11,719, exercise price $107.00, expires 1/26/2024	50	781

Total Options (Cost $43,750)		$17,188

Total Investments (Cost $35,651,877) (99.46%)		$30,996,700
Other Assets in Excess of Liabilities (0.60%)		167,243
Net Assets (100.00%)		$31,163,943

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2023, these securities had a total aggregate market value of $18,560,146, which represented approximately 59.56% of net assets.

*Non income security.

(a)Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of the fair value security is $0.00.

(b)Defaulted security.

(c)Variable rate security.

(d)Designated as collateral for Fund's activity in securities sold short. As of December 31, 2023, the Fund has no open short sales.

Credit Default Swaps*,**,*** (-0.06%)	Maturity Date	Fixed Deal (Pay Rate)	Implied Credit Spread at December 31, 2023	Notional Amount	Perioidc Payment Frequency	Fair Value	Upfront Premiums Received	Unrealized Depreciation
Buy Protection
CDX NA.IG.41 12/28	12/20/2028	1.00%	0.57%	1,000,000	Quarterly	(19,397)	(17,253)	(2,144)
Total Buy Protection						(19,397)	(17,253)	(2,144)

*For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

**For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period-end will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of the referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

***For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract.

See accompanying notes to financial statements.

17

Statements of Assets & Liabilities December 31, 2023

	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
Assets
Investments in securities
Cost of investments	$26,141,482	$47,919,781	$35,608,127
Cost of purchased options	—	—	43,750
Fair value of investments (Note 1)*	30,361,960	54,216,985	30,979,512
Fair value of purchased options (Note 1)	—	—	17,188
Cash	50,190	97,727	77,023
Cash held at broker	—	—	32,058
Interest receivable	—	—	551,973
Dividend receivable	88,676	147,988	—
Reclaim receivable	—	372,642	—
Receivable from investment advisor	—	4,927	21,234
Receivable for fund shares sold	10,159	10,202	8,387
Prepaid expenses	13,304	8,194	3,244
Other receivables	85	250	—
Total assets	$30,524,374	$54,858,915	$31,690,619

Liabilities
Payables and other liabilities
Payable for credit default swaps	—	—	19,397
Collateral for securities loaned	905,726	2,647,480	—
Payable for fund shares repurchased	15,718	147,100	446,936
Payable to investment advisor	24,132	32,296	26,531
Distributions payable	65,937	81,569	—
Accrued 12b-1 fees	256	1,075	710
Accrued administration fees	2,262	4,091	2,125
Accrued CCO fees	332	21,618	560
Accrued custody fees	—	2,123	—
Accrued expenses	3,636	17,983	17,659
Accrued fund accounting fees	—	766	2,713
Accrued printing fees	—	—	753
Accrued registration fees	14,199	2,511	—
Accrued transfer agent fees	9,497	16,333	8,464
Accrued trustee fees	391	35	828
Misc. fees and expense	6,413	—	—
Total liabilities	1,048,499	2,974,980	526,676

Net assets	$29,475,875	$51,883,935	$31,163,943

Net assets at December 31, 2023 consist of
Paid-in capital	26,612,169	100,527,226	43,707,164
Distributable earnings/(loss)	2,863,706	(48,643,291)	(12,543,221)
Total net assets	$29,475,875	$51,883,935	$31,163,943

Net assets
Institutional Shares	$28,170,100	$46,805,636	$28,041,226
Investor Shares	$1,305,775	$5,078,299	$3,122,717

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	1,607,043	2,010,341	2,792,004
Investor Shares (no par value, unlimited shares authorized)	75,436	224,927	311,325

Net asset value per share
Institutional Shares	$17.53	$23.28	$10.04
Investor Shares	$17.31	$22.58	$10.03

*Securities are on loan in the amount of $876,101, $2,586,596, and $— respectively.

18

See accompanying notes to financial statements.

Statements of Operations December 31, 2023

	Shelton Emerging Markets Fund	Shelton International Select Equity Fund	Shelton Tactical Credit Fund
	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Investment income
Interest income	$22,989	$26,094	$2,099,593
Dividend income (net of foreign tax witheld: $136,594, $317,613 and $- respectively)	820,426	1,452,390	—
Reclaim Income	—	111,252	—
Income from securities lending, net	381	560	—
Total	$843,796	$1,590,296	$2,099,593

Expenses
Management fees (Note 2)	$277,854	$447,401	$391,504
Administration fees (Note 2)	26,132	56,855	31,471
Transfer agent fees	13,503	17,584	15,325
Accounting services	25,029	22,598	14,444
Custodian fees	27,854	35,568	9,406
Legal and audit fees	31,791	20,687	26,323
CCO fees (Note 2)	2,285	—	2,170
Trustees fees	6,315	4,665	6,284
Insurance	86	1,645	546
Printing	16,341	25,250	17,979
Broker Fees	—	—	(3,249)
Registration and dues	42,473	76,797	26,521
Interest on short positions	—	—	3,202
12b-1 fees Investor Shares (Note 2)	2,387	15,248	8,853
Licensing fee	1,794	3,651	—
Extraordinary expense	—	—	73,002
Miscellaneous expense	—	—	528
Total expenses	$473,844	$727,949	$624,309
Less reimbursement from advisor (Note 2)	—	(118,414)	(202,410)
Net expenses	$473,844	$609,535	$421,899
Net investment income	$369,952	$980,761	$1,677,694

Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	$1,998,061	$222,720	$(2,281,829)
Net realized gain/(loss) from futures contracts	(17,143)	(17,143)	(21,962)
Net realized gain/(loss) from purchased option contracts	—	—	(25,190)
Net realized gain/(loss) from written options contracts	—	—	—
Total Net Realized gain/(loss)	1,980,918	205,577	(2,328,981)

Change in unrealized appreciation/(depreciation) of investments and foreign currency translation	1,297,155	7,494,740	2,004,033
Change in unrealized appreciation/(depreciation) of purchased option contracts	—	—	(10,156)
Change in unrealized appreciation/(depreciation) of swap contracts	—	—	(2,144)
Net realized and unrealized gain/(loss) on investments	$3,278,073	$7,700,317	$(337,248)
Net increase/(decrease) in net assets resulting from operations	$3,648,025	$8,681,078	$1,340,446

See accompanying notes to financial statements.

19

Statements of Changes in Net Assets December 31, 2023

	Shelton Emerging Markets Fund		Shelton International Select Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations
Net investment income/(loss)	$369,952	$234,422	$980,761	$2,519,359
Net realized gain/(loss) from security transactions and foreign currency	1,998,061	430,380	222,720	(14,250,414)
Net realized gain/(loss) from futures contracts	(17,143)	(8,571)	(17,143)	(8,571)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translation	1,297,155	(4,270,515)	7,494,740	(23,798,311)
Net increase/(decrease) in net assets resulting from operations	3,648,025	(3,614,284)	8,681,078	(35,537,937)

Distributions to shareholders
Distributions
Institutional Shares	(2,638,039)	(337,952)	(846,040)	(3,728,499)
Investor Shares	(106,923)	(13,674)	(85,588)	(486,201)
Instiutional Return of Capital	—	—	—	—
Investor Return of Capital	—	—	—	—
Total Distributions	(2,744,962)	(351,626)	(931,628)	(4,214,700)
Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	4,846,115	(4,024,900)	(31,967,868)	(63,868,978)
Total increase/(decrease)	5,749,178	(7,990,810)	(24,218,418)	(103,621,615)

Net assets
Beginning of year	23,726,697	31,717,507	76,102,353	179,723,968
End of year	$29,475,875	$23,726,697	$51,883,935	$76,102,353

	Shelton Tactical Credit Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations
Net investment income/(loss)	$1,677,694	$1,039,877
Net realized gain/(loss) from security transactions and foreign currency	(2,281,829)	(610,495)
Net realized gain/(loss) from futures contracts	(21,962)	(31,565)
Net realized gain/(loss) from purchased option contracts	(25,190)	1,111,713
Net realized gain/(loss) from written options contracts	—	—
Change in unrealized appreciation/(depreciation) of investments and foreign currency translation	2,004,033	(4,681,370)
Change in unrealized appreciation/(depreciation) of futures	—	—
Change in unrealized appreciation/(depreciation) of purchased option contracts	(10,156)	76,172
Change in unrealized appreciation/(depreciation) of swap contracts	(2,144)	—
Net increase/(decrease) in net assets resulting from operations	1,340,446	(3,095,668)

Distributions to shareholders
Distributions
Institutional Shares	(1,507,432)	(884,778)
Investor Shares	(166,886)	(94,279)
Instiutional Return of Capital	—	(70,918)
Investor Return of Capital	—	(7,622)
Total Distributions	(1,674,318)	(1,057,597)
Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	(4,865,795)	(14,270,859)
Total increase/(decrease)	(5,199,667)	(18,424,124)

Net assets
Beginning of year	36,363,610	54,787,734
End of year	$31,163,943	$36,363,610

20

See accompanying notes to financial statements.

Statements of Changes in Net Assets December 31, 2023 (Continued)

Shelton Emerging Markets Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	587,309	$10,766,151	463,485	$7,831,669	31,266	$563,362	18,540	$327,044
Shares issued in reinvestment of distributions	124,996	2,153,238	19,767	331,291	5,990	101,339	802	13,256
Shares repurchased	(466,215)	(8,431,905)	(655,805)	(12,055,855)	(17,134)	(306,070)	(28,173)	(472,305)
Net increase/(decrease)	246,090	$4,487,484	(172,553)	$(3,892,895)	20,122	$358,631	(8,831)	$(132,005)

Shelton International Select Equity Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	464,959	$10,434,687	1,443,531	$33,913,204	133,081	$2,885,527	185,792	$4,348,110
Shares issued in reinvestment of distributions	33,255	774,507	167,300	3,481,522	3,415	77,119	21,997	444,552
Shares repurchased	(1,825,047)	(40,895,418)	(3,770,689)	(83,760,269)	(241,018)	(5,244,290)	(995,874)	(22,296,097)
Net increase/(decrease)	(1,326,833)	$(29,686,224)	(2,159,858)	$(46,365,543)	(104,522)	$(2,281,644)	(788,085)	$(17,503,435)

Shelton Tactical Credit Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	994,634	$9,901,901	789,979	$8,297,127	26,008	$256,833	50,538	$527,195
Shares issued in reinvestment of distributions	154,520	1,499,033	93,390	945,293	16,279	157,907	9,975	100,884
Shares repurchased	(1,644,653)	(15,856,301)	(2,134,275)	(22,921,868)	(84,265)	(825,168)	(119,349)	(1,219,490)
Net increase/(decrease)	(495,499)	$(4,455,367)	(1,250,906)	$(13,679,448)	(41,978)	$(410,428)	(58,836)	$(591,411)

See accompanying notes to financial statements.

21

Financial Highlights (For a Share Outstanding Throughout Each Year)

Shelton Emerging Markets Fund(a) Institutional Shares(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	For the Period October 1, 2020 through December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$16.76	$19.86	$20.09	$15.33		$14.82	$16.22
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.26	0.17	— (e)	(0.04)		0.01	0.31
Net gain/(loss) on securities (both realized and unrealized)	2.27	(3.02)	0.15	4.84		0.87	(1.24)
Total from investment operations	2.53	(2.85)	0.15	4.80		0.88	(0.93)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.22)	(0.25)	(0.38)	(0.04)		(0.37)	(0.31)
Distributions from capital gains	(1.54)	—	—	—		—	(0.16)
Total distributions	(1.76)	(0.25)	(0.38)	(0.04)		(0.37)	(0.47)
Net asset value, end of year or period	$17.53	$16.76	$19.86	$20.09		$15.33	$14.82

Total return	15.43%	(14.33)%	0.77%	31.29	%(f)	5.78%	(5.60)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$28,170	$22,812	$30,458	$25,749		$21,354	$41,845
Ratio of expenses to average net assets:
Before expense reimbursements	1.70%	1.77%	1.58%	1.48	%(g)	1.89%	1.78%
After expense reimbursements(h)	1.70%	1.77%	1.56%	1.48	%(g)	1.61%	1.56%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.34%	1.00%	(0.04)%	(0.88	)%(g)	(0.20)%	1.81%
After expense reimbursements	1.34%	1.00%	0.04%	(0.88	)%(g)	0.08%	2.03%
Portfolio turnover	63%	49%	21%	27	%(f)	58%	78%

Investor Shares(i)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	For the Period October 1, 2020 through December 31, 2020(c)		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$16.53	$19.64	$19.92	$15.20		$14.73	$16.08
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.19	0.15	(0.05)	(0.05)		(0.01)	0.14
Net gain/(loss) on securities (both realized and unrealized)	2.26	(3.01)	0.15	4.81		0.84	(1.10)
Total from investment operations	2.45	(2.86)	0.10	4.76		0.83	(0.96)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.13)	(0.25)	(0.38)	(0.04)		(0.36)	(0.23)
Distributions from capital gains	(1.54)	—	—	—		—	(0.16)
Total distributions	(1.67)	(0.25)	(0.38)	(0.04)		(0.36)	(0.39)
Net asset value, end of year or period	$17.31	$16.53	$19.64	$19.92		$15.20	$14.73

Total return	15.15%	(14.56)%	0.52%	31.29	%(f)	5.48%	(5.87)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,306	$914	$1,260	$1,588		$1,432	$1,925
Ratio of expenses to average net assets:
Before expense reimbursements	1.94%	2.03%	1.84%	1.73	%(g)	2.54%	2.26%
After expense reimbursements(h)	1.94%	2.03%	1.81%	1.73	%(g)	1.89%	1.81%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.08%	0.86%	(0.28)%	(1.12	)%(g)	(0.74)%	0.45%
After expense reimbursements	1.08%	0.86%	(0.25)%	(1.12	)%(g)	(0.08)%	0.90%
Portfolio turnover	63%	49%	21%	27	%(f)	58%	78%

(a)Formerly named ICON Emerging Markets Fund.

(b)Formerly named ICON Emerging Markets Fund - Class S.

(c)Fund changed its fiscal year end from September 30 to December 31.

(d)Calculated based upon average shares outstanding.

(e)Amount less than $(0.005).

(f)Not annualized.

(g)Annualized.

(h)Effective for the year ended September 30, 2020 and thereafter, CCO Fees are not included in the expense limitation. For the year ended September 30, 2020, reorganization costs not included. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(i)Formerly named ICON Emerging Markets Fund - Class A

22

See accompanying notes to financial statements.

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton International Select Equity Fund Institutional Shares	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$20.81	$27.20	$25.77	$22.02	$18.35
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.37	0.47	0.16	0.12	0.29
Net gain/(loss) on securities (both realized and unrealized)	2.53	(5.72)	1.45	3.84	3.84
Total from investment operations	2.90	(5.25)	1.61	3.96	4.13
LESS DISTRIBUTIONS
Dividends from net investment income	(0.43)	(1.14)	(0.18)	(0.21)	(0.46)
Distributions from return of capital	—	—	—	—	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.43)	(1.14)	(0.18)	(0.21)	(0.46)
Redemption Fees	—	—	—	—	—
Net asset value, end of year	$23.28	$20.81	$27.20	$25.77	$22.02

Total return	13.97%	(19.29)%	6.23%	18.07%	22.53%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$46,806	$69,446	$149,505	$127,893	$55,619
Ratio of expenses to average net assets:
Before expense reimbursements	1.18%	1.08%	0.99%	1.04%	1.12%
After expense reimbursements	0.98%	1.00%	0.99%	0.99%	1.01%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.44%	1.99%	0.61%	0.49%	1.28%
After expense reimbursements	1.64%	2.07%	0.61%	0.54%	1.40%
Portfolio turnover	55%	44%	46%	46%	49%

Investor Shares	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$20.21	$27.04	$25.62	$21.91	$18.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.31	0.47	0.11	0.05	0.24
Net gain/(loss) on securities (both realized and unrealized)	2.45	(5.73)	1.42	3.80	3.83
Total from investment operations	2.76	(5.26)	1.53	3.85	4.07
LESS DISTRIBUTIONS
Dividends from net investment income	(0.39)	(1.57)	(0.11)	(0.14)	(0.45)
Distributions from return of capital	—	—	—	—	—
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.39)	(1.57)	(0.11)	(0.14)	(0.45)
Redemption Fees	—	—	—	—	—
Net asset value, end of year	$22.58	$20.21	$27.04	$25.62	$21.91

Total return	13.64%	(19.47)%	5.97%	17.64%	22.25%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,078	$6,657	$30,219	$15,863	$5,152
Ratio of expenses to average net assets:
Before expense reimbursements	1.43%	1.33%	1.23%	1.29%	1.38%
After expense reimbursements	1.23%	1.25%	1.23%	1.24%	1.26%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.29%	1.96%	0.40%	0.19%	1.06%
After expense reimbursements	1.49%	2.04%	0.40%	0.24%	1.17%
Portfolio turnover	55%	44%	46%	46%	49%

(a)Calculated based upon average shares outstanding.

See accompanying notes to financial statements.

23

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Shelton Tactical Credit Fund Institutional Shares	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019
Net asset value, beginning of year	$9.98		$11.07		$10.70		$10.55		$10.53		$10.97
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.50		0.28		0.23		0.40		0.04		0.12
Net gain/(loss) on securities (both realized and unrealized)	0.04	(c)	(1.08)		0.53		0.18		0.02		(0.09)
Total from investment operations	0.54		(0.80)		0.76		0.58		0.06		0.03
LESS DISTRIBUTIONS
Dividends from net investment income	(0.48)		(0.27)		(0.39)		(0.43)		(0.04)		(0.36)
Distribution of return of capital	—		(0.02)		—		—		—		—
Distributions from capital gains	—		—		—		—		—		(0.11)
Total distributions	(0.48)		(0.29)		(0.39)		(0.43)		(0.04)		(0.47)
Redemption fees	—		—		—		—		—		—
Net asset value, end of year	$10.04		$9.98		$11.07		$10.70		$10.55		$10.53

Total return	5.70%		(7.27)%		7.09%		5.89%		0.60	%(d)	0.37%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$28,038		$32,821		$50,232		$40,473		$69,877		$77,405
Ratio of expenses to average net assets:
Before expense reimbursements	1.83	%(e)	1.86	%(e)	2.13	%(e)	3.45	%(e)	2.83	%(e),(f),(g)	3.12%
After expense reimbursements	1.23	%(e)	1.72	%(e)	2.04	%(e)	3.35	%(e)	2.72	%(e),(f),(g)	3.01%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.44%		2.54%		1.97%		3.83%		2.34	%(g)	1.00%
After expense reimbursements	5.04%		2.68%		2.06%		3.93%		2.45	%(g)	1.11%
Portfolio turnover	187%		63%		118%		249%		20	%(d)	116%

24

See accompanying notes to financial statements.

Financial Highlights (For a Share Outstanding Throughout Each Year) (Continued)

Investor Shares	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		For the Period November 1, 2019 through December 31, 2019(a)		Year Ended October 31, 2019
Net asset value, beginning of year	$9.97		$11.05		$10.71		$10.55		$10.54		$10.96
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.47		0.25		0.21		0.36		0.04		0.08
Net gain/(loss) on securities (both realized and unrealized)	0.05	(c)	(1.07)		0.51		0.21		—		(0.06)
Total from investment operations	0.52		(0.82)		0.72		0.57		0.04		0.02
LESS DISTRIBUTIONS
Dividends from net investment income	(0.46)		(0.24)		(0.38)		(0.41)		(0.03)		(0.33)
Distribution of return of capital	—		(0.02)		—		—		—		—
Distributions from capital gains	—		—		—		—		—		(0.11)
Total distributions	(0.46)		(0.26)		(0.38)		(0.41)		(0.03)		(0.44)
Redemption fees	—		—		—		—		—		—
Net asset value, end of year	$10.03		$9.97		$11.05		$10.71		$10.55		$10.54

Total return	5.43%		(7.42)%		6.75%		5.77%		0.43	%(d)	0.22%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$3,123		$3,523		$4,556		$6,510		$20,478		$20,942
Ratio of expenses to average net assets:
Before expense reimbursements	2.13	%(e)	2.11	%(e)	2.41	%(e)	3.70	%(e)	3.08	%(e),(f),(g)	3.51%
After expense reimbursements	1.52	%(e)	1.97	%(e)	2.31	%(e)	3.60	%(e)	2.97	%(e),(f),(g)	3.45%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.18%		2.29%		1.83%		3.51%		1.99	%(f)	0.70%
After expense reimbursements	4.79%		2.43%		1.93%		3.61%		2.10	%(f)	0.76%
Portfolio turnover	187%		63%		118%		249%		20	%(d)	116%

(a)Fiscal year end changed from October 31 to December 31.

(b)Based on average shares outstanding for the period.

(c)Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized unrealized losses on the Statements of Operations for the same period.

(d)Not annualized.

(e)If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2023, 0.28% for the year ended December 31, 2022, 0.21% for the year ended December 31, 2021, 1.93% for the year ended December 31, 2020, 1.29% for the period ended December 31, 2019, and 1.53% for the year ended October 31, 2019, respectively.

(f)Annualized.

(g)As restated to reflect the inclusion of interest and fees on borrowings and short sale arrangements previously netted against interest income, which increased the ratios by 0.29% for the two months ended December 31, 2019 and 0.87% for the year ended October 31, 2019. The restatement had no effect on the net asset value, per share data, net investment income ratios and total returns.

25

SCM Trust Notes to Financial StatementsDecember 31, 2023

Note 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. As of December 31, 2023, the Trust consists of ten separate series, 3 of which are included in these financial statements. Shelton Capital Management (“Shelton”) serves as Investment Advisor (the “Advisor”) to the funds of the Trust.

The Shelton Emerging Markets Fund (“Emerging Markets Fund”) is an open-end diversified series of the Trust. The inception date of the Fund is June 26, 2020. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Emerging Markets Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on June 26, 2020. All historic performance and financial information presented is that of the ICON Emerging Markets Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Emerging Markets Fund.

Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, diversified series of the Trust. The inception date is December 12, 2013. The Fund’s investment objective is to seek current income and capital appreciation. Eﬀective July 1, 2016, Shelton Capital Management became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. On June 19, 2019, the shareholders of the Cedar Ridge Unconstrained Credit Fund (the “Cedar Ridge Fund”) approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Tactical Credit Fund. The Cedar Ridge Fund is the performance and accounting survivor of the reorganization, and the Tactical Credit Fund is the legal and tax survivor. The reorganization was effective as of the close of business on June 21, 2019.

Shelton International Select Equity Fund (“International Select Fund”, and together with the Emerging Markets Fund, and the Tactical Credit Fund, each a “Fund” and collectively, the “Funds”) is an open-end, diversified series of the Trust. The inception date is July 18, 2016. The Fund’s investment objective is to achieve long-term capital appreciation. Eﬀective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017.

On June 3, 2020, the shareholders of the ICON International Equity Fund, a series of ICON Funds approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities into the Shelton International Select Equity Fund. The International Select Fund is the performance and accounting, legal and tax survivor of the reorganization. The reorganization was effective as of the open of business on June 29, 2020. See Note 6 for more information.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

(a) Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. Credit default swaps are valued by pricing services using various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith by the Advisor, the Funds’ valuation designee pursuant to Rule 2a-5. The Board has delegated to the Advisor the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c) Short Sales — Short sales are transactions under which the Tactical Credit Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Tax reclaims are recorded on ex-dividend date. The Fund Accountant reconciles reclaims on their books to the Custodian’s on a semi-annual basis and provides this reconciliation to the Fund Administrator. The reconciliation provides substantial detail about each of the

26

SCM Trust Notes to Financial StatementsDecember 31, 2023

receivables and this data is reviewed against Shelton’s policy to determine reclaims that should be recorded or written off. Tax reclaims which are deemed de-minimis or uncollectible by the Fund Administrator are not recorded. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities.

Reported net realized gain/(loss) from futures contracts for the Shelton Emerging Markets and Shelton International Select Fund are charges for the ability to trade futures in the respective funds. No futures transactions occurred for either fund during the year ended December 31, 2023.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses. These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Shelton Emerging Markets Fund seeks to replicate the performance of its sectors. From time to time this replication may lead a Fund to concentrate in stocks of a particular sector, category or group of companies, which could cause each Fund to underperform the overall stock market.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(h) Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i) Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(j) Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(k) Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

27

SCM Trust Notes to Financial StatementsDecember 31, 2023

The following table summarizes the valuation of the Funds’ securities at December 31, 2023 using fair value hierarchy:

Emerging Markets Fund	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$28,461,495		$994,739	$—	$29,456,234
Investments Purchased With Proceeds From Securities Lending	—	(d)	—	—	905,726
Total	$28,461,495		$994,739	$—	$30,361,960

International Select Fund	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$50,574,735		$994,770	$—	$51,569,505
Investments Purchased With Proceeds From Securities Lending	—	(d)	—	—	2,647,480
Total	$50,574,735		$994,770	$—	$54,216,985

Tactical Credit Fund – Assets	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Investments in Securities	$223,342		$30,773,359	$—	$30,996,701
Total	$223,342		$30,773,359	$—	$30,996,701

Tactical Credit Fund – Liabilities	Level 1(a),(b)		Level 2(a),(c)	Level 3(a)	Total
Payable for Credit Default Swaps	$—		$19,397	$—	$19,397
Total	$—		$19,397	$—	$19,397

(a)It is the Funds’ policy to recognize transfers between levels on the last day of the fiscal reporting period.

(b)All publicly traded common stocks and purchased options held by the Funds are classified as level 1 securities, except as otherwise noted on the Portfolio of Investments for Tactical Credit Fund. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

(c)All corporate bonds, municipal bonds, and term loans held in the Funds are Level 2 securities except as otherwise noted on the Portfolio of Investments. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

(d)Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Level 3 Securities
Tactical Credit Fund
Beginning Balance	$0
Net Purchases	—
Net Sales	—
Total Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	—
Distributions	—
Transfers into Level 3	0
Transfers out of Level 3	—
Ending Balance	$0

The amount of change in unrealized appreciation/(depreciation) reflected in the Statement of Operations that is attributable to Level 3 securities still held as of year-end is $211,432.

	Fair Value as of 12/31/2023	Unobservable Input	Valuation Techniques	Input Values	Impact to valuation from an increase to input
Tactical Credit Fund
CHC Group LLC	$—	Estimated future cash flows	Market assessment	$0	Increase
Eletson Holdings Inc / Eletson Finance US LLC / Agathonissos Finance LLC	$—	Estimated future cash flows	Market assessment	$0	Increase
Puerto Rico Public Finance Corp	$—	Estimated future cash flows	Market assessment	$0	Increase

(l) Disclosure about Derivative Instruments and Hedging Activities — The Tactical Credit Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The effect of derivative instruments on the Statements of Assets & Liabilities as of December 31, 2023:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Asset Derivatives
Interest Rate Risk
Purchased Interest Rate Options	$17,188
Liability Derivatives
Credit Risk
Credit Default Swap	19,397
Total	$36,585

28

SCM Trust Notes to Financial StatementsDecember 31, 2023

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023:

Derivatives Not Accounted for as Hedging Instruments	Tactical Credit Fund
Amount of Realized Gain/(Loss) Recognized on Derivatives
Interest Rate Risk
Interest Rate Futures	$(21,962)
Purchased Interest Rate Options	(25,190)
Total	$(47,152)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Interest Rate Risk
Purchased Interest Rate Options	$(10,156)
Credit Risk
Credit Default Swap	(2,144)
Total	$12,300

The previously disclosed derivative instruments outstanding as of December 31, 2023, and their effect on the Statements of Operations for the year January 1, 2023 through December 31, 2023, serve as indicators of the volume of activity for futures contracts and credit default swaps for Tactical Credit Fund. The following table indicates the average volume of purchased options for the year:

Average Month End Notional Value
Purchased Options	$6,977,292

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds' liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Funds as of December 31, 2023.

Liabilities				Gross Amounts on Credit Default Swaps Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities - Credit Default Swaps	Gross Amounts Offset in the Statements of Assets & Liabilities - Credit Default Swaps	Net Amounts Presented in the Statements of Assets & Liabilities - Credit Default Swaps	Financial Instruments	Collateral Pledged/ Received	Net Amount
Tactical Credit Fund	(19,397)	—	(19,397)	—	—	(19,397)
Total	(19,397)	—	(19,397)	—	—	(19,397)

(m) LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. On November 30, 2020 the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain. The sunset date for the transition is December 31, 2024.

(n) Credit Default Swaps — During the year ended December 31, 2023, the Shelton Tactical Credit Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities.

29

SCM Trust Notes to Financial StatementsDecember 31, 2023

Note 2 – INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the contractual expense limits, for the year ended December 31, 2023 are as follows:

	Contractual Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
International Select Fund*	0.98%	1.23%	5/1/24
Tactical Credit Fund**	0.98%	1.23%	5/1/24

*Prior to May 1, 2023, the expense limitation was 0.99% for Institutional Shares and 1.24% for Investor Shares.

**Prior to May 1, 2023, the expense limitation was 1.39% for Institutional Shares and 1.64% for Investor Shares.

In accordance with the terms of the applicable management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
Emerging Markets Fund	1.00%
International Select Fund	0.74%
Tactical Credit Fund	1.17%

At December 31, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $518,547. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 12/31/24	Expires 12/31/25	Expires 12/31/26	Total
International Select Fund	$—	$95,263	$118,414	$213,677
Tactical Credit Fund	47,163	55,297	202,410	304,870
Total	$47,163	$150,560	$320,824	$518,547

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statements of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of Shelton, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2023 the following were paid:

Fund	Investor Class 12b-1 Fees
Emerging Markets Fund	$2,387
International Select Fund	15,248
Tactical Credit Fund	8,853

Management fees, Administration fees, Expense reimbursement from the manager, CCO fees and Trustees fees incurred during the year are included in the Statements of Operations.

Note 3 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$19,034,885	$16,852,184
International Select Fund	32,716,272	66,408,480
Tactical Credit Fund	48,632,433	53,640,905

30

SCM Trust Notes to Financial StatementsDecember 31, 2023

Note 4 – TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, reclassifications were as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Distributable Earnings/(Loss)
Emerging Markets Fund	$(1,188,770)	$1,188,770

The reclassification of net assets consists primarily of taxable over-distributions.

Tax Basis of Distributable Earnings: For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments on December 31, 2023 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$26,927,602	$5,178,476	$(1,744,118)	$3,434,358
International Select Fund	49,948,465	6,778,854	(2,510,334)	4,268,520
Tactical Credit Fund	35,681,592	684,087	(5,368,540)	(4,684,453)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2023 was as follows:

	Distributions Payable	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Capital Gains (Losses)	Unrealized Appreciation/ (Depreciation)	Other Accumulated Gains/Losses	Total Distributable Earnings
Emerging Markets Fund	$—	$—	$—	$—	$3,435,103	$(571,397)	$2,863,706
International Select Fund	—	—	685,729	—	4,275,505	(53,604,526)	(48,643,292)
Tactical Credit Fund	—	—	2,920	—	(4,686,597)	(7,859,544)	(12,543,221)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization of unrealized gains/(losses) on options contracts for tax purposes, wash sales, Passive Foreign Investment Companies, and certain other investments.

During the current year the Shelton Emerging Markets Fund deferred $461,259 of short-term and $110,138 of long-term post-October capital losses, which will be recognized on the first day of the following fiscal year.

Capital Losses: Capital loss carry forwards, as of December 31, 2023, available to offset future capital gains, if any, are as follows:

	Emerging Markets	International Select	Tactical Credit*
Long Term with no Limitation with no Limit	$—	$39,216,649	$4,713,578
Short Term with no Limitation with no Limit	—	14,337,451	2,618,386
Long Term Subject to Annual Limitation	—	—	—
Short Term Subject to Annual Limitation	—	—	527,580
Total	$—	$53,554,100	$7,859,544
Capital Loss Carry Forwards Utilized During the Fiscal Year Ending December 31, 2023	$1,766,836	$—	$561,798

*Subject to annual limitation of $527,580 under §382 of the Code through December 31, 2024.

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:

Fund	Year	Ordinary Income	Nontaxable Distribution/ Return of Capital	Long-Term Capital Gains(a)	Exempt- Interest Dividends	Total Distributions
Emerging Markets Fund	December 31, 2023	$2,048,905	$—	$696,057	$—	$2,744,962
	December 31, 2022	351,626	—	—	—	351,626

International Select Fund	December 31, 2023	931,628	—	—	—	931,628
	December 31, 2022	4,214,693	—	—	—	4,214,693

Tactical Credit Fund	December 31, 2023	1,674,318	—	—	—	1,674,318
	December 31, 2022	642,982	78,540(b)	—	336,073	1,057,595

(a)The Funds did not designate any Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2022.

(b)It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later in accordance with U.S. GAAP and/ or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

31

SCM Trust Notes to Financial StatementsDecember 31, 2023

Note 5 – SECURITIES LENDINGS

The Funds have entered into an agreement with U.S. Bank, N.A. (the “Lending Agent”), dated January 19, 2020 (the “Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the Funds may lend securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals). The securities lending agreement requires that loans are collateralized in an amount equal to at least (i) 105% of then current market value of any loaned foreign securities, or (ii) 102% of the then current market value of any other loaned securities at the outset of the loan and at least 100%, at all times thereafter. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. Cash collateral received by the Funds for securities loaned is invested by the Lending Agent in the Mount Vernon Liquid Assets Portfolio, LLC, (“Mount Vernon”). Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00.The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. Such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, and the risk that the investment may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Funds are not subject to a master netting arrangement.

Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit.

As of December 31, 2023, the value of the securities on loan and payable for collateral were as follows:

Fund	Value of Securities on Loan	Fund Collateral Received*
Emerging Markets Fund	$876,101	$905,726
International Select Fund	$2,586,596	$2,647,480

*The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, with an overnight and continuous maturity as shown on the Portfolios of Investments.

Note 6 – BORROWINGS

In connection with the short sale arrangement of Shelton Tactical Credit Fund, the Fund may borrow in excess of the short sale proceeds. There were no borrowings during the year.

Note 7 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued and fund management has noted no additional events that require recognition or disclosure in the financial statements.

32

Liquidity Risk Management Program Disclosure (Unaudited)

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 9, 2023, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2020 through September 2023 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Shelton Funds and Board of Trustees of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Shelton Emerging Markets Fund, Shelton International Select Equity Fund, and Shelton Tactical Credit Fund, each a series of SCM Trust, (the “Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods or years ended December 31, 2020, and prior, were audited by other auditors whose report dated March 1, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

34

Additional Information

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2023. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the Form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Shelton Funds uses to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2023 is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the Shelton Funds. It is authorized for distribution only if preceded or accompanied by a current Shelton Funds prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest, as it explains the risks, fees and expenses of investing in the Fund.

35

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C Rogers	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chairman of the Board, Trustee, President	Since August 1999, Since August 1999, Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s ten Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	General Counsel and Chief Compliance Officer, Shelton Capital Management, 2017 to present.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

ANNUAL REPORT

December 31, 2023

ICON Consumer Select Fund
ICON Equity Fund
ICON Equity Income Fund
ICON Flexible Bond Fund
ICON Health and Information Technology Fund
ICON Natural Resources and Infrastructure Fund
ICON Utilities and Income Fund

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2023

ICON Bond Fund

Management Overview

Once again in 2023, the fixed income market was dominated by concerns regarding the Federal Reserve and expectations for interest rate increases and the prospect for these to come to an end. As the year progressed investors began to speculate on when the Federal Reserve might switch to rate reductions.  Based on recent statements from Federal Reserve members it appears they will begin to reduce interest rates at some point in 2024. Inflation has eased significantly from its peak and in our view is supporting the market view that interest rate cuts may be forthcoming.

One of this year’s surprises was ongoing economic strength.  Whereas traditionally inverted US Treasury yield curves have predicted recession this appears to have been averted for at least 2023.

Corporate bond yield spreads (the yield in excess of comparable US Treasuries) continued to be narrower than we found attractive.  This has been the case for several years.  Our interest has generally been on special or unique situations, such as mergers where we would get an upgrade or have our bonds tendered for at higher prices and non-index bonds with higher yields.

Flexible Bond Fund - the fund’s total return was 9.24% for the year ending December 31, 2023 compared to 6.51% for its benchmark, the Bloomberg US Universal Index. The fund experienced a good year in both relative and absolute terms.

The fund’s portfolio duration, a measure of interest rate risk, continued to be relatively short throughout the year. We were able to sustain a high dividend yield due to success in our use of a significant commitment to fixed to float securities which experienced high interest rate resets as they moved to floating rate status pricing against high short-term rates.  In addition, we successfully captured higher yields with airline enhanced equipment trust certificates (EETCs).  We continued our use of high yielding closed end bond funds, and our preferred stock strategy involving dividend capture. We believe that the fund’s event driven, value-oriented strategy continued to be successful during the period with an abundance of closed end fund arbitrage available and special opportunities.

Table of Contents	August 31, 2023

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

ICON Equity Funds

Market capitalization weighted indexes like the S&P 500 and S&P 1500 posted nice gains for 2023 but as seen in the table below it was a very narrow move. Two sectors were negative and only three of the 11 sector indexes beat the S&P 1500 Index. Those three sectors were led, and heavily influenced, by what Wall Street has labeled “The Magnificent Seven,” seven large-cap technology-related stocks that had a sensational year. The ICON funds had very little exposure to those seven as their industries appeared expensive to our valuation-based, industry rotation methodology.

Sector/Index 2023 return
Information Technology	56.53%	Financials	11.66%
Communication Services	54.29%	Real Estate	11.48%
Consumer Discretionary	40.58%	Healthcare	1.92%
S&P 1500 Index	25.47%	Consumer Staples	1.30%
Industrials	20.38%	Energy	-0.63%
Materials	13.50%	Utilities	-7.51%

Entering 2023, most economists expected a recession during the year as a result of the Federal Reserve’s inflation-fighting tight monetary policy. With that expectation, the only places investors could find growing earnings were in the Magnificent Seven and their unique growth situations. As the year went on, inflation was dropping toward the Federal Reserve’s target and it became apparent there would be no recession. Other sectors came to life and joined in the leadership, like Industrials and Financials. In our view, ICON was well positioned for that theme shift.

ICON Equity Fund – For the fiscal year the Fund returned 12.11% versus 25.47% for its benchmark, the S&P 1500 Index. The entire deficit occurred the first five months of the year. Through May 31, the Fund was down -4.13% while the 1500 index gained 8.76%. The differential was primarily due to two situations. The Fund did not participate in the very narrow, large-cap, technology related leaders in the index. Second, in March there were two regional bank failures. Although the Fund did not own those particular banks, the bank stocks it held dropped in sympathy. From May 31, 2023 through year end, the Fund outperformed the S&P 1500 Index. For the year, the Fund was hurt by not owning Telecommunication Services and being underweight Information Technology because those sectors were seen by ICON as being, in general, overpriced. The Fund was helped by being void three underperforming sectors: Real Estate, Healthcare and Utilities. The three biggest contributing industries during the period were Application Software, Building Products and Agricultural Farm Machinery. The three biggest detracting industries were Airlines, IT Consulting, Regional Banks and Application Software.

ICON Consumer Select Fund – For the fiscal year ended December 31, 2023, the Fund returned 18.06% vs. the S&P 1500 Financials benchmark return of 11.66%. Throughout the 2023 fiscal year, the Fund was closely weighted between the Consumer Discretionary and Financial sectors, while the Fund was correctly positioned in the so-called “recession-proof” sector-proof Consumer Staples minimally. The Fund’s Consumer Discretionary holdings in the Footwear and Homebuilding industries contributed the most to the Fund’s performance, while the fund’s holdings in the Financials sector slightly outperformed the S&P 1500 Financials Index benchmark total return.

ICON Health & Information Technology Fund – For the fiscal year, the Fund returned 13.43% vs. the S&P 1500 Information Technology benchmark return of 56.53%. The lag from the S&P 1500 Information Technology is primarily contributed to the Fund’s lack of exposure to the “Big Tech” rally during the first two quarters of the year. The Fund had been positioned conservatively entering 2023 after the market tepidness in the prior year, holding cash reserves and diversifying its holdings to not have any largely weighted positions. In particular, lower weightings in the two top performing Information Technology industries, Semiconductors and Systems Software, contributed to the underperformance from the Fund’s benchmark. However, the Fund returned 14.51% for the year, with successful positive returns coming from positions in the Application Software and Communications Equipment industries.

ICON Equity Income Fund – Total returns for the Fund during the fiscal year were 5.05% vs 25.47% for the S&P 1500 Index, the Fund’s benchmark. After the market downturn in 2022, the Fund began the fiscal year positioned roughly at 60% equity and 40% fixed-income and gradually increased the equity position to around 70% during the second half of the year as equity markets recovered. On the equity side, the Fund lagged its S&P 1500 benchmark due to the strong leadership of top large-cap Technology stock in the earlier quarters of the year, with those stocks not-meeting our high-dividend yield eligibility to be held in the Fund. The Fund did, however, realize its strongest contributors to overall performance from the Consumer Discretionary and Financials sectors, as well as its Fixed Income strategy.

On the fixed income positioning, our portfolio duration, a measure of interest rate risk, continued to be relatively short throughout the year. We were able to sustain a high dividend yield due to success in our use of a significant commitment to floating rate securities which experienced high interest rates as a result of the Federal Reserve interest rate policy raising short term interest rates. In addition, we successfully captured higher yields with airline enhanced equipment trust certificates (EETCs). We continued our use of high yielding closed end bond Funds, and our preferred stock strategy involving dividend capture. We believe that the fund’s event driven, value-oriented strategy continues to be successful with an abundance of closed end fund arbitrage available and special opportunities.

ICON Natural Resources and Infrastructure – During the fiscal year ended December 31, 2023, the Fund returned 10.97% vs the S&P 1500 benchmark return of 25.47%. For the fiscal year, the average portfolio weightings were approximately 33% in the Energy sector, 31% in the Industrials sector, and 11% in the Materials sector. During parts of the year, the Fund held some cash, some Utilities stocks, and occasionally some ETFs. For the entire period Fund holdings in the Energy sector returned 35.23%, Fund holdings in the Industrials sector returned 10.31% and Fund holdings in the Materials sector returned -8.90%. The three biggest contributors to performance during the year were holdings in the integrated oil & gas, oil & gas refining & marketing, and construction machinery & heavy trucks respectively. The three biggest detractors were the commodity chemicals, airlines, and gas utilities industries. Based on ICON’s valuation methodology, the Fund can rotate among companies and industries in the Energy, Materials, and Industrial sectors. As of December 31, 2023, our valuations suggest the possibility of opportunities in the Industrials and Energy sectors.

ICON Utilities and Income Fund – During the fiscal year, the Fund returned -12.25%, compared to the S&P 1500 Utilities Index, the Fund’s benchmark, which returned -7.51%. In 2023 the S&P 1500 Utilities Index was the lowest performing equity sector, as investors favored investments towards higher interest rate providing fixed-income securities. The fund was positioned conservatively throughout the year with an average cash position of 12.50%, but was most negatively impacted by its holdings in the Gas Utilities industry. The Fund is positioned going into 2024 with an increased position in non-Utilities industries in the Telecom sector to provide outside diversification and focusing its Utilities exposure towards industries and companies that show high valuation readings and industry leadership.

ICON Consumer Select Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	18.06%	10.44%	6.67%	7.51%
S&P 1500 Financial Sector Index	11.66%	11.68%	9.98%	6.17%

ICON Consumer Select Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Consumer Select Fund	17.83%	10.14%	6.38%	7.68%
S&P 1500 Financial Sector Index	11.66%	11.68%	9.98%	11.38%

Icon Equity Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Fund	12.11%	13.28%	8.00%	9.27%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	9.87%

Icon Equity Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Fund	11.83%	12.98%	7.70%	8.96%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	9.92%

Icon Equity Income Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Income Fund	5.05%	8.21%	6.66%	8.55%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	10.02%

Icon Equity Income Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
Icon Equity Income Fund	4.75%	7.93%	6.39%	8.28%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	9.92%

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

ICON Flexible Bond Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	9.24%	3.97%	3.61%	3.46%
Bloomberg US Universal Index ex-MBS	6.50%	1.78%	2.29%	N/A

ICON Flexible Bond Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Flexible Bond Fund	9.08%	3.71%	3.35%	3.20%
Bloomberg Barclays US Universal Index ex-MBS	6.50%	1.78%	2.29%	2.57%

ICON Health and Information Technology - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	13.43%	15.54%	13.21%	13.30%
S&P 1500 Information Technology Sector Index	56.53%	26.47%	20.31%	19.46%

ICON Health and Information Technology - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Health and Information Technology	13.10%	15.22%	12.87%	13.28%
S&P 1500 Technology Sector Index	56.53%	26.47%	20.31%	19.46%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2023

ICON Natural Resources and Infrastructure Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	10.97%	13.39%	6.53%	9.07%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	8.96%

ICON Natural Resources and Infrastructure Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Natural Resources and Infrastructure Fund	10.73%	13.11%	6.26%	7.86%
S&P 1500 Sector Index	25.47%	15.38%	11.75%	13.41%

ICON Utilities and Income Fund - Institutional Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	-12.25%	5.63%	7.62%	8.66%
S&P 1500 Utilities Sector Index	-7.51%	6.52%	8.69%	8.08%

ICON Utilities and Income Fund - Investor Shares Average Annual Total Returns for the periods ended 12/31/23
Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)
ICON Utilities and Income Fund	-12.56%	5.33%	7.33%	7.97%
S&P 1500 Utilities Sector Index	-7.51%	6.52%	8.69%	9.38%

*Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

About Your Fund’s Expenses (unaudited) December 31, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2023 to December 31, 2023.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Consumer Select Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,067	$6.62	1.27%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.46	1.27%
Investor Shares
Based on Actual Fund Return	$1,000	$1,066	$7.92	1.52%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.73	1.52%
ICON Equity Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,055	$5.70	1.10%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$5.60	1.10%
Investor Shares
Based on Actual Fund Return	$1,000	$1,054	$6.99	1.35%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.87	1.35%
ICON Equity Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,035	$5.39	1.05%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$5.35	1.05%
Investor Shares
Based on Actual Fund Return	$1,000	$1,033	$6.66	1.30%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.61	1.30%
ICON Flexible Bond Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,042	$3.91	0.76%
Based on Hypothetical 5% Return before expenses	$1,000	$1,021	$3.87	0.76%
Investor Shares
Based on Actual Fund Return	$1,000	$1,042	$5.20	1.01%
Based on Hypothetical 5% Return before expenses	$1,000	$1,020	$5.14	1.01%

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Net Annual Expense Ratio
ICON Health & Information Technology Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$1,076	$6.44	1.23%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.26	1.23%
Investor Shares
Based on Actual Fund Return	$1,000	$1,074	$7.74	1.48%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$7.53	1.48%
ICON Natural Resources & Infrastructure Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$943	$6.12	1.25%
Based on Hypothetical 5% Return before expenses	$1,000	$1,019	$6.36	1.25%
Investor Shares
Based on Actual Fund Return	$1,000	$1,031	$7.73	1.51%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$7.68	1.51%
ICON Utilities and Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000	$943	$6.61	1.35%
Based on Hypothetical 5% Return before expenses	$1,000	$1,018	$6.87	1.35%
Investor Shares
Based on Actual Fund Return	$1,000	$941	$7.83	1.60%
Based on Hypothetical 5% Return before expenses	$1,000	$1,017	$8.13	1.60%

About Your Fund’s Expenses (unaudited) December 31, 2023 (Continued)

*Expenses are equal to the Fund’s annualized expense ratio listed in the “Net Annual Expense Ratio” column, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Top Holdings and Sector Breakdowns (unaudited)December 31, 2023

Icon Consumer Select Fund

Security		Market Value	Percentage of Total Investment
1	Skechers USA Inc	$3,335,190	7.2%
2	Deckers Outdoor Corp	$3,074,778	6.6%
3	LPL Financial Holdings Inc	$2,981,822	6.4%
4	Mastercard Inc	$2,217,852	4.8%
5	Marsh & McLennan Cos Inc	$2,178,905	4.7%
6	Visa Inc	$2,030,730	4.4%
7	NIKE Inc	$1,997,688	4.3%
8	Expedia Group Inc	$1,958,091	4.2%
9	Gentex Corp	$1,910,610	4.1%
10	Lamb Weston Holdings Inc	$1,880,766	4.0%

Icon Equity Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$6,979,571	12.2%
2	Alamo Group Inc	$4,098,705	7.2%
3	Mastercard Inc	$3,595,053	6.3%
4	LPL Financial Holdings Inc	$3,186,680	5.6%
5	Advanced Drainage Systems Inc	$2,798,736	4.9%
6	Performance Food Group Co	$2,731,425	4.8%
7	Baker Hughes Co	$2,501,976	4.4%
8	Extreme Networks Inc	$2,469,230	4.3%
9	NIKE Inc	$2,464,539	4.3%
10	Chart Industries Inc	$2,453,940	4.3%

Icon Equity Income Fund

Security		Market Value	Percentage of Total Investment
1	Amgen Inc	$2,764,992	5.2%
2	Vector Group Ltd	$2,744,424	5.1%
3	Manulife Financial Corp	$2,603,380	4.9%
4	New York Community Bancorp Inc	$2,403,027	4.5%
5	GSK PLC	$2,401,488	4.5%
6	ING Groep NV	$2,164,382	4.1%
7	Lockheed Martin Corp	$1,994,256	3.7%
8	Nexstar Media Group Inc	$1,849,650	3.5%
9	Ingredion Inc	$1,595,391	3.0%
10	Evergy Inc	$1,482,480	2.8%

ICON Flexible Bond Fund

Security		Market Value	Percentage of Total Investment
1	Argo Group US Inc	$10,835,610	4.3%
2	First American Government Obligations Fund	$10,125,551	4.0%
3	Equity Commonwealth	$8,505,399	3.4%
4	American Airlines 2013-1 Class A Pass Through Trust	$7,370,521	2.9%
5	Bank of America Corp	$7,367,023	2.9%
6	Fifth Third Bancorp	$6,472,069	2.6%
7	Prudential Financial Inc	$6,218,750	2.5%
8	Wells Fargo & Co	$5,532,191	2.2%
9	United Airlines 2016-1 Class A Pass Through Trust	$5,486,986	2.2%
10	BlackRock ESG Capital Allocation Term Trust	$4,874,518	1.9%

Top Holdings and Sector Breakdowns (Continued) (unaudited)December 31, 2023

ICON Health & Information Technology Fund

Security		Market Value	Percentage of Total Investment
1	Arista Networks Inc	$6,500,076	7.3%
2	Molina Healthcare Inc	$5,347,388	6.0%
3	TD SYNNEX Corp	$5,100,714	5.8%
4	UnitedHealth Group Inc	$4,896,171	5.5%
5	Elevance Health Inc	$4,574,132	5.2%
6	LiveRamp Holdings Inc	$4,329,684	4.9%
7	Humana Inc	$3,982,947	4.5%
8	Taiwan Semiconductor Manufacturing Co Ltd	$3,588,000	4.1%
9	Autodesk Inc	$3,530,460	4.0%
10	Salesforce Inc	$3,394,506	3.8%

ICON Natural Resources and Infrastructure Fund

Security		Market Value	Percentage of Total Investment
1	Archrock Inc	$6,930,000	6.4%
2	AAR Corp	$4,992,000	4.6%
3	Enterprise Products Partners LP	$4,400,450	4.0%
4	Patterson-UTI Energy Inc	$4,320,000	4.0%
5	Blue Bird Corp	$4,313,600	4.0%
6	YPF SA	$4,125,600	3.8%
7	Cemex SAB de CV	$4,030,000	3.7%
8	Saia Inc	$3,724,870	3.4%
9	Golar LNG Ltd	$3,563,450	3.3%
10	Masco Corp	$3,349,000	3.1%

ICON Utilities and Income Fund

Security		Market Value	Percentage of Total Investment
1	First American Government Obligations Fund	$2,805,781	12.0%
2	Xcel Energy Inc	$1,696,334	7.3%
3	American Electric Power Co Inc	$1,608,156	6.9%
4	NextEra Energy Inc	$1,567,092	6.7%
5	Ameren Corp	$1,446,800	6.2%
6	Atmos Energy Corp	$1,390,800	6.0%
7	National Fuel Gas Co	$1,279,335	5.5%
8	ALLETE Inc	$1,266,012	5.4%
9	NiSource Inc	$1,251,859	5.4%
10	Spire Inc	$1,240,566	5.3%

See accompanying notes to financial statements.

ICON Consumer Select FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (99.70%)

Communications (9.69%)
eBay Inc	37,800	$1,648,836
Expedia Group Inc*	12,900	1,958,091
The Walt Disney Co	9,700	875,813
Total Communications		4,482,740

Consumer, Cyclical (38.49%)
Aramark	51,000	1,433,100
Dana Inc	54,400	794,784
Deckers Outdoor Corp*	4,600	3,074,778
Gentex Corp	58,500	1,910,610
Gentherm Inc*	14,800	774,928
Lear Corp	10,300	1,454,463
NIKE Inc	18,400	1,997,688
PulteGroup Inc	17,800	1,837,316
Skechers USA Inc*	53,500	3,335,190
Visteon Corp*	9,600	1,199,040
Total Consumer, Cyclical		17,811,897

Consumer, Non-cyclical (11.66%)
Darling Ingredients Inc*	28,100	1,400,504
Global Payments Inc	7,900	1,003,300
Lamb Weston Holdings Inc	17,400	1,880,766
Performance Food Group Co*	16,100	1,113,315
Total Consumer, Non-cyclical		5,397,885

Financial (39.86%)
American Express Co	5,500	1,030,370
Arch Capital Group Ltd*	20,500	1,522,535
Assurant Inc	10,300	1,735,447
Equitable Holdings Inc	39,200	1,305,360
Everest Group Ltd	3,200	1,131,456
The Hartford Financial Services Group Inc	12,900	1,036,902
LPL Financial Holdings Inc	13,100	2,981,822
Marsh & McLennan Cos Inc	11,500	2,178,905
Mastercard Inc	5,200	2,217,852
RenaissanceRe Holdings Ltd	6,500	1,274,000
Visa Inc	7,800	2,030,730
Total Financial		18,445,379

Total Common Stock (Cost $36,841,759)		46,137,901

Investment Companies (0.75%)	Shares	Value

Money Market Funds (0.75%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 5.29%)	349,038	349,038

Total Investment Companies (Cost $349,038)		349,038

Total Investments (Cost $37,190,797) (100.46%)		$46,486,939
Liabilities in Excess of Other Assets (-0.46%)		(211,548)
Net Assets (100.00%)		$46,275,391

*Non-income producing security.

See accompanying notes to financial statements.

ICON Equity FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (88.07%)

Basic Materials (1.04%)
The Chemours Co	18,800	$592,952

Communications (4.33%)
Extreme Networks Inc*	139,979	2,469,230

Consumer, Cyclical (9.59%)
Delta Air Lines Inc	12,300	494,829
JetBlue Airways Corp*	70,000	388,500
Magna International Inc	28,200	1,666,056
NIKE Inc	22,700	2,464,539
Southwest Airlines Co	15,900	459,192
Total Consumer, Cyclical		5,473,116

Consumer, Non-cyclical (15.67%)
Anheuser-Busch InBev SA#	18,800	1,214,856
The Boston Beer Co Inc*	3,600	1,244,124
Euronet Worldwide Inc*	13,350	1,354,892
Global Payments Inc	18,862	2,395,474
Performance Food Group Co*	39,500	2,731,425
Total Consumer, Non-cyclical		8,940,771

Energy (4.39%)
Baker Hughes Co	73,200	2,501,976

Financial (19.37%)
Bank of America Corp	32,488	1,093,871
JPMorgan Chase & Co	10,200	1,735,020
LPL Financial Holdings Inc	14,000	3,186,680
Mastercard Inc	8,429	3,595,053
Truist Financial Corp	39,100	1,443,572
Total Financial		11,054,196

Industrial (26.36%)
Advanced Drainage Systems Inc	19,900	2,798,736
Alamo Group Inc	19,500	4,098,705
Armstrong World Industries Inc	21,600	2,123,712
Chart Industries Inc*	18,000	2,453,940
CSX Corp	36,200	1,255,054
Trinity Industries Inc	86,800	2,308,012
Total Industrial		15,038,159

Technology (7.32%)
Adobe Inc*	3,100	1,849,460
EPAM Systems Inc*	7,830	2,328,172
Total Technology		4,177,632

Total Common Stock (Cost $33,785,367)		50,248,032

See accompanying notes to financial statements.

ICON Equity FundPortfolio of Investments (Continued)12/31/23

Investment Companies (12.23%)	Shares	Value
Money Market Funds (12.23%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 5.29%)	6,979,571	$6,979,571

Total Investment Companies (Cost $6,979,571)		6,979,571

Collateral Received For Securities on Loan (2.17%)
First American Government Obligations Fund - Class X (Cost $1,238,242)	1,238,242	1,238,242

Total Investments (Cost $42,003,180) (102.47%)		$58,465,845
Liabilities in Excess of Other Assets (-2.47%)		(1,409,293)
Net Assets (100.00%)		$57,056,552

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2023 in the amount of $1,202,707

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (55.12%)

Basic Materials (1.76%)
Kaiser Aluminum Corp	13,100	$932,589

Communications (3.49%)
Nexstar Media Group Inc	11,800	1,849,650
Total Communications		1,849,650

Consumer, Cyclical (4.52%)
Hooker Furnishings Corp	49,200	1,283,136
Leggett & Platt Inc	42,600	1,114,842
Total Consumer, Cyclical		2,397,978

Consumer, Non-Cyclical (20.67%)
Amgen Inc	9,600	2,764,992
Bristol-Myers Squibb Co	28,500	1,462,335
GSK PLC	64,800	2,401,488
Ingredion Inc	14,700	1,595,391
Vector Group Ltd	243,300	2,744,424
Total Consumer, Non-Cyclical		10,968,630

Financial (15.69%)
ING Groep NV#	144,100	2,164,382
Manulife Financial Corp	117,800	2,603,380
New York Community Bancorp Inc	234,900	2,403,027
Webster Financial Corp	22,800	1,157,328
Total Financial		8,328,117

Industrial (6.20%)
Lockheed Martin Corp	4,400	1,994,256
Trinity Industries Inc	48,800	1,297,592
Total Industrial		3,291,848

Utilities (2.79%)
Evergy Inc	28,400	1,482,480

Total Common Stock (Cost $27,894,850)		29,251,292

Preferred Stock (11.99%)

Financial (10.12%)
Argo Group US Inc, 6.500%	36,160	834,211
Bank of America Corp, 7.250%	654	788,253
Equity Commonwealth, 6.500%	50,099	1,258,988
JPMorgan Chase & Co, 5.750%	28,992	724,800
Annaly Capital Management Inc, 10.585%	14,880	374,083
Raymond James Financial Inc, 6.375%	22,032	553,003
Wells Fargo & Co, 7.500%	700	836,934
Total Financial		5,370,272

Government (1.87%)
Farm Credit Bank of Texas, 9.656% (144A)	10,000	995,000

Total Preferred Stock (Cost $6,356,025)		6,365,272

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments (Continued)12/31/23

Corporate Debt (27.04%)	Par Value	Value
Communications (3.70%)
Sprint LLC, 7.125%, 6/15/2024	$1,000,000	$1,004,324
Hughes Satellite Systems Corp, 6.625%, 8/1/2026	250,000	197,085
Uber Technologies Inc, 8.000%, 11/1/2026 (144A)	750,000	763,918
Total Communications		1,965,327

Consumer, Cyclical (12.68%)
Abercrombie & Fitch Management Co, 8.750%, 7/15/2025 (144A)	250,000	253,884
Air Canada 2017-1 Class B Pass Through Trust, 3.700%, 1/15/2026 (144A)	510,582	483,241
American Airlines 2019-1 Class A Pass Through Trust, 3.500%, 2/15/2032	405,071	344,784
American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 6/15/2028	337,250	301,418
American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 10/15/2025	221,958	208,821
American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 2/15/2028	166,657	148,974
American Airlines 2021-1 Class B Pass Through Trust, 3.950%, 7/11/2030	682,500	606,217
American Airlines 2013-1 Class A Pass Through Trust, 4.000%, 7/15/2025	585,779	561,207
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 2/15/2025	425,000	412,843
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 1/15/2024	214,399	214,165
British Airways 2021-1 Class A Pass Through Trust, 2.900%, 3/15/2035 (144A)	429,134	367,212
Century Communities Inc, 6.750%, 6/1/2027	250,000	252,971
The Goodyear Tire & Rubber Co, 9.500%, 5/31/2025	500,000	507,360
MGM Resorts International, 6.750%, 5/1/2025	750,000	752,397
United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 7/7/2028	683,407	609,665
United Airlines 2019-1 Class A Pass Through Trust, 4.550%, 8/25/2031	392,376	348,122
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 6.500%, 6/20/2027 (144A)	350,000	351,010
Total Consumer, Cyclical		6,724,291

Consumer, Non-Cyclical (1.75%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/2027 (144A)	250,000	243,098
Conagra Brands Inc, 7.125%, 10/1/2026	175,000	184,725
Williams Scotsman Inc, 6.125%, 6/15/2025 (144A)	500,000	500,985
Total Consumer, Non-Cyclical		928,808

Energy (0.19%)
NGL Energy Operating LLC / NGL Energy Finance Corp, 7.500%, 2/1/2026 (144A)	100,000	101,004
Total Energy		101,004

Financial (7.26%)
Bank of America Corp, 8.774%(a),(b)	500,000	500,205
The Charles Schwab Corp, 5.375%(a),(b)	500,000	493,279
Citigroup Inc, 9.107%(a),(b)	500,000	501,250
Credit Acceptance Corp, 6.625%, 3/15/2026(b), #	220,000	219,555
JPMorgan Chase & Co, 5.000%(a),(b)	250,000	245,413
Nationwide Mutual Insurance Co, 7.936%, 12/15/2024 (144A)(b)	1,000,000	999,015
Prudential Financial Inc, 5.200%, 3/15/2044(b)	500,000	497,500
Wells Fargo & Co, 5.900%(a),(b)	400,000	395,510
Total Financial		3,851,727

Industrial (1.46%)
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/2025 (144A)	250,000	249,202
MasTec Inc, 6.625%, 8/15/2029 (144A)	250,000	225,625
WESCO Distribution Inc, 7.125%, 6/15/2025 (144A)	300,000	302,229
Total Industrial		777,056

Total Corporate Debt (Cost $14,262,637)		14,348,213

See accompanying notes to financial statements.

ICON Equity Income FundPortfolio of Investments (Continued)12/31/23

Investment Companies (6.51%)	Par Value	Value
Exchange Traded Funds (1.73%)
Invesco Senior Loan ETF#	$25,600	$542,208
SPDR Bloomberg Short Term High Yield Bond ETF	15,000	377,100
Total Exchange Traded Funds		919,308

Mutual Funds (2.51%)
Apollo Senior Floating Rate Fund Inc	10,000	132,500
RiverNorth Capital and Income Fund	33,440	526,680
Saba Capital Income & Opportunities Fund II*	177,989	674,578
Total Mutual Funds		1,333,758

Money Market Funds (2.27%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 5.29%)	1,200,866	1,200,866

Total Investment Companies (Cost $3,439,476)		3,453,932

Collateral Received For Securities on Loan (3.90%)
First American Government Obligations Fund - Class X (Cost $2,069,915)	2,069,915	2,069,915

Total Investments (Cost $54,022,903) (104.56%)		$55,488,624
Liabilities in Excess of Other Assets (-4.55%)		(2,417,001)
Net Assets (100.00%)		$53,070,652

(144A) Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2023, these securities had a total aggregate market value of $5,835,423, which represented approximately 11.00% of net assets.

(a)This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(b)Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security’s last reset date.

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2023 in the amount of $1,994,535.

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (2.63%)

Financial (2.63%)
AGNC Investment Corp	85,500	$838,755
Annaly Capital Management Inc	114,387	2,215,676
Goldman Sachs BDC Inc	247,225	3,621,846

Total Common Stock (Cost $6,894,850)		6,676,277

Corporate Debt (69.94%)
Basic Materials (0.59%)
Cleveland-Cliffs Inc, 6.750%, 3/15/2026 (144A)	1,500,000	1,502,834

Communications (5.05%)
Cincinnati Bell Telephone Co LLC, 6.300%, 12/1/2028	4,315,000	3,603,025
DISH Network Corp, 11.750%, 11/15/2027 (144A)	1,000,000	1,046,939
Hughes Satellite Systems Corp, 5.250%, 8/1/2026	3,000,000	2,639,919
Hughes Satellite Systems Corp, 6.625%, 8/1/2026	1,250,000	985,425
Uber Technologies Inc, 8.000%, 11/1/2026 (144A)	1,500,000	1,527,836
The Walt Disney Co, 7.750%, 2/1/2024	3,000,000	3,003,289
Total Communications		12,806,433

Consumer, Cyclical (24.45%)
Abercrombie & Fitch Management Co, 8.750%, 7/15/2025 (144A)	1,750,000	1,777,190
Air Canada 2017-1 Class B Pass Through Trust, 3.700%, 1/15/2026 (144A)	2,310,894	2,187,150
Air Canada 2015-2 Class A Pass Through Trust, 4.125%, 12/15/2027 (144A)	801,767	735,109
American Airlines 2019-1 Class A Pass Through Trust, 3.500%, 2/15/2032	3,159,554	2,689,315
American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 6/15/2028	1,328,765	1,187,587
American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 10/15/2025	887,832	835,281
American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 2/15/2028	1,833,224	1,638,713
American Airlines 2021-1 Class B Pass Through Trust, 3.950%, 7/11/2030	3,867,500	3,435,229
American Airlines 2013-1 Class A Pass Through Trust, 4.000%, 7/15/2025	7,693,232	7,370,521
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 9/22/2027	1,289,419	1,178,646
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 2/15/2025	4,250,000	4,128,438
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 1/15/2024	643,196	642,496
American Airlines Inc, 7.250%, 2/15/2028 (144A)	1,000,000	1,009,692
Beazer Homes USA Inc, 6.750%, 3/15/2025	2,000,000	1,990,000
British Airways 2021-1 Class A Pass Through Trust, 2.900%, 3/15/2035 (144A)	2,312,143	1,978,514
British Airways 2021-1 Class B Pass Through Trust, 3.900%, 9/15/2031 (144A)	1,697,674	1,531,337
Century Communities Inc, 6.750%, 6/1/2027	1,750,000	1,770,795
The Goodyear Tire & Rubber Co, 9.500%, 5/31/2025	1,500,000	1,522,080
IHO Verwaltungs GmbH, 4.750%, 9/15/2026 (144A)	1,000,000	957,500
JetBlue 2020-1 Class B Pass Through Trust, 7.750%, 11/15/2028	2,037,595	2,081,749
JetBlue 2019-1 Class B Pass Through Trust, 8.000%, 11/15/2027	3,051,852	3,072,520
MGM Resorts International, 6.750%, 5/1/2025	2,500,000	2,507,990
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 6.500%, 6/20/2027 (144A)	2,100,000	2,106,060
SeaWorld Parks & Entertainment Inc, 8.750%, 5/1/2025 (144A)	355,000	356,775
United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 7/7/2028	6,150,663	5,486,986
United Airlines 2018-1 Class A Pass Through Trust, 3.700%, 3/1/2030	4,937,064	4,318,594
United Airlines 2019-1 Class A Pass Through Trust, 4.550%, 8/25/2031	2,911,880	2,583,463
United Airlines 2018-1 Class B Pass Through Trust, 4.600%, 3/1/2026	931,329	884,535
Total Consumer, Cyclical		61,964,265

Consumer, Non-cyclical (3.52%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/2027 (144A)	1,250,000	1,215,492
Conagra Brands Inc, 7.125%, 10/1/2026	1,150,000	1,213,906
McKesson Corp, 7.650%, 3/1/2027#	2,000,000	2,179,044
Varex Imaging Corp, 7.875%, 10/15/2027 (144A)#	4,300,000	4,323,716
Total Consumer, Non-cyclical		8,932,158

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments (Continued)12/31/23

Corporate Debt (69.94%)
Energy (5.77%)
Andeavor LLC, 5.125%, 12/15/2026	4,000,000	$3,941,323
Energy Transfer LP, 6.000%, 2/1/2029 (144A)	3,000,000	3,026,951
Enbridge Inc, 6.000%, 1/15/2077 (a)	3,000,000	2,848,719
EQM Midstream Partners LP, 7.500%, 6/1/2027 (144A)	1,000,000	1,028,668
NGL Energy Operating LLC / NGL Energy Finance Corp, 7.500%, 2/1/2026 (144A)	1,495,000	1,510,016
Northern Oil and Gas Inc, 8.125%, 3/1/2028 (144A)	1,250,000	1,265,625
PDC Energy Inc, 5.750%, 5/15/2026	1,000,000	998,264
Total Energy		14,619,566

Financial (20.43%)
Bank of America Corp, 8.774% (a),(b)	7,364,000	7,367,021
The Charles Schwab Corp, 5.375%(a),(b),#	3,500,000	3,452,953
Citigroup Inc, 9.107% (a),(b),#	4,808,000	4,820,020
Credit Acceptance Corp, 6.625%, 3/15/2026 #	2,600,000	2,594,737
First-Citizens Bank & Trust Co, 6.125%, 3/9/2028 (a)	2,000,000	2,036,450
Fidelity & Guaranty Life Holdings Inc, 5.500%, 5/1/2025 (144A)(a),(b),#	1,000,000	987,786
Fifth Third Bancorp, 8.721% (a)	6,718,000	6,472,069
Fifth Third Bancorp, 8.625%	500,000	477,646
Hunt Cos Inc, 5.250%, 4/15/2029 (144A)	1,000,000	891,690
JPMorgan Chase & Co, 5.000% (a),(b)	2,250,000	2,208,720
M&T Bank Corp, 6.450% (a),(b),#	1,000,000	991,722
Nationwide Mutual Insurance Co, 7.936%, 12/15/2024 (144A)	3,000,000	2,997,044
The PNC Financial Services Group Inc, 8.679% #	2,350,000	2,343,940
Prudential Financial Inc, 5.200%, 3/15/2044 (a),(b),#	6,250,000	6,218,750
Truist Financial Corp, 8.748%(a),(b),#	2,400,000	2,389,092
Wells Fargo & Co, 5.900%(a),(b),#	5,595,000	5,532,191
Total Financial		51,781,831

Industrial (5.60%)
Cascades Inc/Cascades USA Inc, 5.375%, 1/15/2028 (144A)	2,000,000	1,935,000
Danaos Corp, 8.500%, 3/1/2028 (144A)	2,010,000	2,040,150
Fortress Transportation and Infrastructure Investors LLC, 5.500%, 5/1/2028 (144A)	3,000,000	2,886,771
Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/1/2025 (144A)	1,646,000	1,640,743
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (144A)	2,500,000	2,600,000
MasTec Inc, 6.625%, 8/15/2029 (144A)	1,250,000	1,128,125
Vontier Corp, 2.950%, 4/1/2031	1,500,000	1,263,411
WESCO Distribution Inc, 7.125%, 6/15/2025 (144A)	688,000	693,111
Total Industrial		14,187,311

Technology (3.17%)
Dell International LLC / EMC Corp, 6.100%, 7/15/2027	4,612,000	4,796,742
Dell Inc, 7.100%, 4/15/2028	3,000,000	3,231,980
Total Technology		8,028,722

Utilities (1.36%)
Calpine Corp, 5.250%, 6/1/2026 (144A)	703,000	693,123
Vistra Operations Co LLC, 5.000%, 7/31/2027 (144A)	1,460,000	1,421,658
Vistra Operations Co LLC, 5.500%, 9/1/2026 (144A)	1,350,000	1,335,242
Total Utilities		3,450,023

Total Corporate Debt (Cost $179,282,077)		177,273,143

Asset Backed Securities (1.03%)
SMB Private Education Loan Trust 2014-A, 4.500%, 9/15/2045 (144A)	3,000,000	2,611,199
Total Asset Backed Securities (Cost $2,907,382)		2,611,199

See accompanying notes to financial statements.

ICON Flexible Bond FundPortfolio of Investments (Continued)12/31/23

Preferred Stock (12.20%)	Shares	Value
Annaly Capital Management Inc, 10.585%	105,210	$2,644,979
Argo Group US Inc, 6.500%	469,684	10,835,610
Bank of America Corp, 7.250%	3,465	4,176,295
Equity Commonwealth, 6.500%	338,456	8,505,399
JPMorgan Chase & Co, 5.750%	51,333	1,283,325
Raymond James Financial Inc, 6.375%	138,849	3,485,110
Total Preferred Stock (Cost $30,498,516)		30,930,718

Investment Companies (12.85%)
Mutual Funds (8.85%)
Apollo Senior Floating Rate Fund Inc	325,674	4,315,181
BlackRock ESG Capital Allocation Term Trust#	302,202	4,874,518
Highland Opportunities and Income Fund	128,733	989,957
MFS High Yield Municipal Trust	745,355	2,467,125
MFS Investment Grade Municipal Trust	200,455	1,517,444
PIMCO Dynamic Income Opportunities Fund	155,702	1,905,792
RiverNorth Capital and Income Fund	102,611	1,616,123
Saba Capital Income & Opportunities Fund II*	1,250,846	4,740,706
Total Mutual Funds		22,426,846

Money Market Funds (4.00%)
First American Government Obligations Fund (Subsidized 7-Day Yield, 5.29%)	10,125,551	10,125,551

Total Investment Companies (Cost $32,480,488)		32,552,397

Collateral Received For Securities on Loan (2.38%)
First American Government Obligations Fund - Class X (Cost $6,040,953)	6,040,953	6,040,953

Total Investments (Cost $258,104,266) (101.03%)		$256,084,687
Liabilities in Excess of Other Assets (-1.03%)		(2,639,425)
Net Assets (100.00%)		$253,445,262

#Loaned security; a portion of the security is on loan at December 31, 2023, in the amount of $5,832,839.

(144A)Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of December 31, 2023, these securities had a total aggregate market value of $52,949,045, which represented approximately 20.89% of net assets.

(a)Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(b)This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See accompanying notes to financial statements.

ICON Health and Information Technology FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (99.02%)

Communications (21.76%)
Alphabet Inc*	22,300	$3,142,739
Arista Networks Inc*	27,600	6,500,076
CDW Corp	11,800	2,682,376
Cisco Systems Inc	53,900	2,723,028
GoDaddy Inc*	17,600	1,868,416
Meta Platforms Inc*	6,500	2,300,740
Total Communications		19,217,375

Consumer, Non-cyclical (46.34%)
Alkermes PLC*	72,200	2,002,828
AstraZeneca PLC	30,000	2,020,500
The Cigna Group	10,100	3,024,445
Elevance Health Inc	9,700	4,574,132
Encompass Health Corp	29,100	1,941,552
HCA Healthcare Inc	8,000	2,165,440
Humana Inc	8,700	3,982,947
IQVIA Holdings Inc*	9,238	2,137,488
Jazz Pharmaceuticals PLC*	7,200	885,600
LiveRamp Holdings Inc*	114,300	4,329,684
Merck & Co Inc	16,100	1,755,222
Molina Healthcare Inc*	14,800	5,347,388
Select Medical Holdings Corp	78,800	1,851,800
UnitedHealth Group Inc	9,300	4,896,171
Total Consumer, Non-cyclical		40,915,197

Energy (0.86%)
SolarEdge Technologies Inc*	8,100	758,160

Industrial (9.37%)
TD SYNNEX Corp	47,400	5,100,714
Universal Display Corp	16,600	3,174,916
Total Industrial		8,275,630

Technology (20.69%)
Autodesk Inc*	14,500	3,530,460
Fortinet Inc*	55,000	3,219,150
Globant SA*	11,900	2,831,962
Pegasystems Inc	35,000	1,710,100
Salesforce Inc*	12,900	3,394,506
Taiwan Semiconductor Manufacturing Co Ltd	34,500	3,588,000
Total Technology		18,274,178

Total Common Stock (Cost $75,059,317)		87,440,540

Investment Companies (1.29%)	Par Value	Value
Money Market (1.29%)
First American Government Obligations Fund - Class X (Cost $1,138,489)	1,138,489	1,138,489

Total Investment Companies (Cost $1,138,489)		1,138,489

Total Investments (Cost $76,197,806) (100.31%)		$88,579,029
Liabilities in Excess of Other Assets (-0.31%)		(274,819)
Net Assets (100.00%)		$88,304,210

*Non-income producing security.

See accompanying notes to financial statements.

ICON Natural Resources and Infrastructure FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (97.70%)

Basic Materials (6.05%)
The Chemours Co	90,000	$2,838,600
Kaiser Aluminum Corp	15,000	1,067,850
Livent Corp*	80,000	1,438,400
Sociedad Quimica y Minera de Chile SA#	20,000	1,204,400
Total Basic Materials		6,549,250

Consumer, Cyclical (11.39%)
Blue Bird Corp*	160,000	4,313,600
H&E Equipment Services Inc	46,000	2,406,720
JetBlue Airways Corp*	475,000	2,636,250
Southwest Airlines Co	103,000	2,974,640
Total Consumer, Cyclical		12,331,210

Energy (39.79%)
Archrock Inc	450,000	6,930,000
ChampionX Corp	100,000	2,921,000
DMC Global Inc*	150,000	2,823,000
Enterprise Products Partners LP	167,000	4,400,450
Golar LNG Ltd	155,000	3,563,450
NOV Inc	160,000	3,244,800
NuStar Energy LP	160,000	2,988,800
Patterson-UTI Energy Inc	400,000	4,320,000
Southwestern Energy Co*	500,000	3,275,000
Suncor Energy Inc	84,000	2,691,360
TETRA Technologies Inc*	400,000	1,808,000
YPF SA*,#	240,000	4,125,600
Total Energy		43,091,460

Industrial (40.47%)
AAR Corp*	80,000	4,992,000
Alamo Group Inc	12,000	2,522,280
Armstrong World Industries Inc	22,000	2,163,040
Canadian National Railway Co	20,000	2,512,600
Canadian Pacific Kansas City Ltd	14,000	1,106,840
Cemex SAB de CV*	520,000	4,030,000
CSX Corp	33,000	1,144,110
The Greenbrier Cos Inc	50,000	2,209,000
Hexcel Corp	15,000	1,106,250
Masco Corp	50,000	3,349,000
MasTec Inc*	13,500	1,022,220
Old Dominion Freight Line Inc	7,100	2,877,843
Oshkosh Corp	30,500	3,306,505
Saia Inc*	8,500	3,724,870
Union Pacific Corp	11,500	2,824,630
Woodward Inc	23,000	3,130,990
ZTO Express Cayman Inc	85,000	1,808,800
Total Industrial		43,830,978

Total Common Stock (Cost $95,482,020)		105,802,898

See accompanying notes to financial statements.

ICON Natural Resources and Infrastructure FundPortfolio of Investments (Continued)12/31/23

Investment Companies (2.77)	Shares	Value
Exchange Traded Funds (1.08%)
Vanguard Energy ETF#	10,000	$1,172,800

Money Market Funds (1.69%)
First American Government Obligations Fund	1,834,277	1,834,277

Total Investment Companies (Cost $2,935,014)		3,007,077

Collateral Received For Securities on Loan (5.08%)
First American Government Obligations Fund - Class X (Cost $5,506,552)	5,506,552	5,506,552

Total Investments (Cost $103,923,586) (105.55%)		$114,316,527
Liabilities in Excess of Other Assets (-5.55%)		(6,013,136)
Net Assets (100.00%)		$108,303,391

*Non-income producing security.

#Loaned security; a portion of the security is on loan at December 31, 2023 in the amount of $5,320,949.

See accompanying notes to financial statements.

ICON Utilities and Income FundPortfolio of Investments12/31/23

Security Description	Shares	Value
Common Stock (88.43%)

Utilities (88.43%)
ALLETE Inc	20,700	$1,266,012
Ameren Corp	20,000	1,446,800
American Electric Power Co Inc	19,800	1,608,156
Atmos Energy Corp	12,000	1,390,800
Avangrid Inc	32,100	1,040,361
Black Hills Corp	15,200	820,040
Consolidated Edison Inc	11,100	1,009,767
Duke Energy Corp	5,400	524,016
Evergy Inc	20,000	1,044,000
Eversource Energy	18,000	1,110,960
National Fuel Gas Co	25,500	1,279,335
New Jersey Resources Corp	23,400	1,043,172
NextEra Energy Inc	25,800	1,567,092
NiSource Inc	47,151	1,251,859
ONE Gas Inc	18,800	1,197,936
Spire Inc	19,900	1,240,566
Xcel Energy Inc	27,400	1,696,334
Total Utilities		20,537,206

Total Common Stock (Cost $21,477,105)		20,537,206

Money Market Funds (12.08%)	Par Value	Value
First American Government Obligations Fund	2,805,781	2,805,781
Total Money Market Funds (Cost $2,805,781)		2,805,781

Total Investments (Cost $24,282,886) (100.51%)		$23,342,987
Liabilities in Excess of Other Assets (-0.51%)		(117,389)
Net Assets (100.00%)		$23,225,598

See accompanying notes to financial statements.

Statements of Assets & Liabilities December 31, 2023

	Icon Consumer Select Fund	Icon Equity Fund	Icon Equity Income Fund	Icon Flexible Bond Fund	Icon Health & Information Technology Fund	Icon Natural Resources and Infrastructure Fund	Icon Utilities and Income Fund
Assets

Investments in securities
Cost of investments	$37,190,797	$42,003,180	$54,022,903	$258,104,266	$76,197,806	$103,923,586	$24,282,886
Fair value of investments (Note 1)*	46,486,939	58,465,845	55,488,624	256,084,687	88,579,029	114,316,527	23,342,987
Cash	—	—	—	162,464	—	—	—
Interest receivable	2,031	31,584	181,692	2,729,866	6,608	14,621	14,510
Dividend receivable	19,341	11,261	73,712	328,614	38,723	26,591	65,847
Receivable from investment advisor	—	—	—	24,560	—	—	—
Receivable for fund shares sold	92	2,218	42,176	462,238	2,593	7,517	30,830
Receivable for investment securities sold	—	—	—	2,499,605	—	—	—
Securities Lending income receivable	—	296	1,302	11,805	—	2,326	6
Reclaim receivable	—	5,894	22,770	—	—	201	—
Prepaid expenses	37,358	26,078	16,691	47,590	41,028	53,744	6,884
Total assets	$46,545,761	$58,543,176	$55,826,967	$262,351,429	$88,667,981	$114,421,527	$23,461,064

Liabilities
Collateral for securities loaned	—	1,238,242	2,069,915	6,040,953	—	5,506,552	—
Payable to investment advisor	39,235	35,787	34,006	126,167	74,098	90,877	20,387
Payable for fund shares purchased	163,885	63,167	377,736	396,242	206,367	383,776	143,232
Payable for securities purchased	—	—	70,425	2,148,246	—	—	—
Distributions payable	1,462	20,081	29,805	85,537	—	40,711	15,833
Dividend payable	—	—	486	—	—	—	—
Accrued 12b-1 fees	415	3,210	3,405	3,510	319	1,132	800
Accrued administration fees	3,678	4,473	4,250	19,710	6,945	8,518	1,911
Accrued audit fees	8,286	23,798	24,888	50,837	20,682	26,849	15,651
Accrued CCO fees	174	3,989	6,326	4,076	516	1,732	590
Accrued custody fees	—	2,477	5,168	—	—	—	340
Accrued fund accounting fees	—	9,400	16,902	—	—	—	2,824
Accrued printing fees	—	4,110	1,017	—	—	—	601
Accrued state registration fees	40,266	45,847	62,448	—	34,888	19,979	17,437
Accrued transfer agent fees	10,529	23,589	34,999	19,794	14,985	32,130	10,687
Accrued trustee fees	—	2,952	3,590	446	—	45	620
Accrued expenses	2,440	5,502	10,949	10,649	4,971	5,835	4,553
Total liabilities	270,370	1,486,624	2,756,315	8,906,167	363,771	6,118,136	235,466

Net assets	$46,275,391	$57,056,552	$53,070,652	$253,445,262	$88,304,210	$108,303,391	$23,225,598

Net assets at December 31, 2023 consist of
Paid-in capital	$38,363,720	$41,431,120	$53,916,229	$268,808,402	$71,504,104	$307,198,698	$25,420,565
Distributable earnings/(loss)	7,911,671	15,625,432	(845,577)	(15,363,140)	16,800,106	(198,895,307)	(2,194,967)
Total net assets	$46,275,391	$57,056,552	$53,070,652	$253,445,262	$88,304,210	$108,303,391	$23,225,598

Net assets
Institutional Shares	$44,296,833	$41,605,560	$37,083,307	$235,493,440	$86,751,071	$102,842,430	$19,589,501
Investor Shares	$1,978,558	$15,450,992	$15,987,345	$17,951,822	$1,553,139	$5,460,961	$3,636,097

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	4,386,958	1,503,204	2,344,213	27,521,313	5,903,737	6,190,688	2,344,293
Investor Shares (no par value, unlimited shares authorized)	198,513	596,052	1,015,332	2,113,895	116,495	334,032	448,696

Net asset value per share
Institutional Shares	$10.10	$27.68	$15.82	$8.56	$14.69	$16.61	$8.36
Investor Shares	$9.97	$25.92	$15.75	$8.49	$13.33	$16.35	$8.10
*Securities are on loan in the amount of $—, $1,202,707, $1,994,535, $5,832,839, $—, $5,320,949, and $— respectfully.

See accompanying notes to financial statements.

Statements of Operations For the Year Ended December 31, 2023

	Icon Consumer Select Fund	Icon Equity Fund	Icon Equity Income Fund	Icon Flexible Bond Fund	Icon Health & Information Technology Fund	Icon Natural Resources and Infrastructure Fund	Icon Utilities and Income Fund
	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Investment income
Interest income	$213,746	$446,787	$881,507	$9,394,129	$465,815	$758,899	$181,759
Dividend income (net of foreign tax withheld: $-, $10,665, $37,959, $-, $13,671, $106,744, $- respectively)	426,088	567,324	2,407,127	4,315,777	609,875	2,171,134	978,286
Income from securities lending, net	39	8,173	17,182	283,504	1,914	26,353	6
Total	639,873	1,022,284	3,305,816	13,993,410	1,077,604	2,956,386	1,160,051

Expenses
Management fees (Note 2)	471,589	426,827	442,783	1,192,963	897,080	1,086,562	298,652
Administration fees (Note 2)	44,351	53,520	55,523	187,003	84,369	102,184	28,088
Transfer agent fees	2,787	27,265	18,984	75,577	22,377	20,013	12,322
Accounting services	19,505	23,659	30,289	46,029	19,479	24,588	20,619
Custodian fees	3,747	7,880	8,815	21,429	6,207	9,187	6,772
Legal and audit fees	21,235	29,425	28,683	58,836	25,328	33,032	30,270
CCO fees (Note 2)	3,737	5,875	5,723	20,312	6,919	8,620	2,035
Trustees fees	5,264	6,952	4,126	2,777	3,850	4,048	5,844
Insurance	947	1,661	1,810	5,227	1,876	2,343	621
Printing	19,620	26,566	25,784	34,794	16,681	34,525	19,504
Registration and dues	6,851	17,074	19,585	32,450	15,952	37,985	8,127
Investor Class 12b-1 fees (Note 2)	4,873	38,148	45,026	26,922	4,054	14,060	11,204
Total expenses	604,506	664,852	687,131	1,704,319	1,104,172	1,377,147	444,058
Less reimbursement from manager (Note 2)	—	—	(22,138)	(163,722)	—	—	(29,950)
Net expenses	604,506	664,852	664,993	1,540,597	1,104,172	1,377,147	414,108
Net investment income/(loss)	35,367	357,432	2,640,823	12,452,813	(26,568)	1,579,239	745,943

Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from security transactions and foreign currency	2,181,318	1,464,645	(1,156,648)	(4,141,564)	7,898,631	3,197,075	(941,672)
Change in unrealized appreciation/(depreciation) of investments	5,496,392	4,579,142	1,122,770	9,279,828	3,174,218	6,333,211	(3,878,854)
Net realized and unrealized gain/(loss) on investments	7,677,710	6,043,787	(33,878)	5,138,264	11,072,849	9,530,286	(4,820,526)
Net increase/(decrease) in net assets resulting from operations	$7,713,077	$6,401,219	$2,606,945	$17,591,077	$11,046,281	$11,109,525	$(4,074,583)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Icon Consumer Select Fund		Icon Equity Fund		Icon Equity Income Fund		Icon Flexible Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income/(loss)	$35,367	$(70,714)	$357,432	$98,512	$2,640,823	$2,267,677	$12,452,813	$7,518,113
Net realized gain/(loss) from security transactions and foreign currency	2,181,318	8,504,745	1,464,645	10,270,013	(1,156,648)	4,647,516	(4,141,564)	(3,794,295)
Change in unrealized appreciation/(depreciation) of investments	5,496,392	(15,342,378)	4,579,142	(25,112,296)	1,122,770	(18,070,124)	9,279,828	(11,868,090)
Net increase/(decrease) in net assets resulting from operations	7,713,077	(6,908,347)	6,401,219	(14,743,771)	2,606,945	(11,154,931)	17,591,077	(8,144,272)

Distributions to shareholders
Distributions
Institutional Shares(a)	(3,078,408)	(6,774,478)	(1,921,717)	(6,791,065)	(1,984,737)	(5,175,172)	(12,422,492)	(6,856,544)
Investor Shares(b)	(136,367)	(304,524)	(710,441)	(2,707,920)	(819,113)	(2,982,043)	(669,757)	(377,907)
Institutional Return of capital	—	—	—	—	—	—	(21,376)	(156,275)
Investor Return of capital	—	—	—	—	—	—	(1,152)	(7,632)

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(4,207,098)	(3,261,688)	(4,932,362)	467,458	(9,915,190)	(1,034,235)	91,599,736	25,500,802
Total increase/(decrease)	291,204	(17,249,037)	(1,163,301)	(23,775,298)	(10,112,095)	(20,346,381)	96,076,036	9,958,172

Net assets
Beginning of year	45,984,187	63,233,224	58,219,853	81,995,151	63,182,747	83,529,128	157,369,226	147,411,054
End of year	$46,275,391	$45,984,187	$57,056,552	$58,219,853	$53,070,652	$63,182,747	$253,445,262	$157,369,226

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Icon Health & Information Technology Fund		Icon Natural Resources and Infrastructure Fund		Icon Utilities and Income Fund
	Year Ended December 31, 2023	Year Ended December 31, 20221	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income/(loss)	$(26,568)	$(319,200)	$1,579,239	$1,176,452	$745,943	$782,294
Net realized gain/(loss) from security transactions and foreign currency	7,898,631	7,329,456	3,197,075	22,776,387	(941,672)	2,138,960
Change in unrealized appreciation/(depreciation) of investments	3,174,218	(32,308,755)	6,333,211	(23,536,547)	(3,878,854)	(3,774,843)
Net increase/(decrease) in net assets resulting from operations	11,046,281	(25,298,499)	11,109,525	416,292	(4,074,583)	(853,589)

Distributions to shareholders
Distributions
Institutional Shares(a)	(9,811,110)	(14,850,546)	(6,934,327)	(11,129,793)	(645,122)	(2,682,642)
Investor Shares(b)	(188,652)	(332,428)	(358,293)	(627,155)	(139,570)	(475,152)
Institutional Return of capital	—	—	(45,838)	—	—	—
Investor Return of capital	—	—	(2,368)	—	—	—

Capital share transactions
Increase/(decrease) in net assets resulting from capital share transactions	(5,317,201)	3,914,940	(9,111,717)	(4,365,359)	(7,589,070)	(6,674,776)
Total increase/(decrease)	(4,270,682)	(36,566,533)	(5,343,018)	(15,706,015)	(12,448,345)	(10,686,159)

Net assets
Beginning of year	92,574,892	129,141,425	113,646,409	129,352,424	35,673,943	46,360,102
End of year	$88,304,210	$92,574,892	$108,303,391	$113,646,409	$23,225,598	$35,673,943

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Icon Consumer Select Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	397,610	$3,940,536	229,921	$2,488,186	837	$8,195	1,874	$19,535
Shares issued in reinvestment of distributions	301,895	2,962,686	703,545	6,648,499	13,480	130,482	31,176	291,498
Shares repurchased	(1,097,313)	(10,931,884)	(1,185,906)	(12,458,015)	(32,296)	(317,113)	(24,054)	(251,391)
Net increase/(decrease)	(397,808)	$(4,028,662)	(252,440)	$(3,321,330)	(17,979)	$(178,436)	8,996	$59,642

Icon Equity Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	87,581	$2,336,810	77,945	$2,585,320	3,368	$85,532	2,480	$76,073
Shares issued in reinvestment of distributions	68,608	1,809,063	239,338	6,514,795	28,127	691,205	102,551	2,618,120
Shares repurchased	(275,128)	(7,369,553)	(285,900)	(8,815,489)	(99,171)	(2,485,419)	(82,814)	(2,511,361)
Net increase/(decrease)	(118,939)	$(3,223,680)	31,383	$284,626	(67,676)	$(1,708,682)	22,217	$182,832

Icon Equity Income Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	389,586	$6,175,981	580,061	$10,489,496	6,005	$95,272	11,481	$210,093
Shares issued in reinvestment of distributions	124,712	1,938,440	300,649	5,045,320	47,856	740,219	162,825	2,733,226
Shares repurchased	(811,326)	(12,693,814)	(433,704)	(7,973,203)	(393,541)	(6,171,288)	(652,065)	(11,539,167)
Net increase/(decrease)	(297,028)	$(4,579,393)	447,006	$7,561,613	(339,680)	$(5,335,797)	(477,759)	$(8,595,848)

Icon Flexible Bond Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	13,495,578	$114,301,585	7,106,449	$61,047,381	2,001,838	$16,920,374	54,572	$468,038
Shares issued in reinvestment of distributions	1,296,985	10,952,076	746,345	6,390,532	74,559	624,981	41,073	350,151
Shares repurchased	(5,224,074)	(44,146,091)	(4,710,547)	(40,824,294)	(839,249)	(7,053,189)	(224,420)	(1,931,006)
Net increase/(decrease)	9,568,489	$81,107,570	3,142,247	$26,613,619	1,237,148	$10,492,166	(128,775)	$(1,112,817)

Icon Health & Information Technology Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	176,461	$2,664,333	124,775	$2,249,712	4,135	$55,164	1,067	$26,702
Shares issued in reinvestment of distributions	681,007	9,500,048	958,782	14,439,258	14,331	181,429	22,385	310,263
Shares repurchased	(1,142,552)	(17,202,334)	(715,372)	(12,397,589)	(37,821)	(515,841)	(41,973)	(713,406)
Net increase/(decrease)	(285,084)	$(5,037,953)	368,185	$4,291,381	(19,355)	$(279,248)	(18,521)	$(376,441)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Icon Natural Resources and Infrastructure Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	521,717	$8,814,144	565,245	$9,834,986	20,650	$336,196	71,835	$1,243,113
Shares issued in reinvestment of distributions	426,553	6,740,790	640,978	10,805,550	21,462	332,935	34,954	580,353
Shares repurchased	(1,442,103)	(23,836,569)	(1,423,587)	(24,836,733)	(92,805)	(1,499,213)	(115,216)	(1,992,628)
Net increase/(decrease)	(493,833)	$(8,281,635)	(217,364)	$(4,196,197)	(50,693)	$(830,082)	(8,427)	$(169,162)

Icon Utilities and Income Fund	Institutional Shares				Investor Shares
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	291,424	$2,627,227	1,017,068	$10,803,948	22,828	$206,322	94,619	$989,586
Shares issued in reinvestment of distributions	69,018	604,211	251,831	2,539,044	7,695	64,710	23,815	234,528
Shares repurchased	(1,102,562)	(9,754,801)	(1,905,785)	(19,909,599)	(152,482)	(1,336,739)	(129,185)	(1,332,283)
Net increase/(decrease)	(742,120)	$(6,523,363)	(636,886)	$(6,566,607)	(121,959)	$(1,065,707)	(10,751)	$(108,169)

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Icon Consumer Select Fund(a)
Institutional Shares(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$9.20	$12.06	$10.90	$9.46		$10.75	$10.97
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.01	(0.01)	(0.06)	(0.01)		0.03	0.08
Net gain/(loss) on securities (both realized and unrealized)	1.63	(1.22)	2.54	1.45		(1.09)	(0.23)
Total from investment operations	1.64	(1.23)	2.48	1.44		(1.06)	(0.15)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.01)	—	—	—		(0.08)	(0.07)
Distributions from capital gains	(0.73)	(1.63)	(1.32)	—		(0.15)	—
Total distributions	(0.74)	(1.63)	(1.32)	—		(0.23)	(0.07)
Net asset value, end of year or period	$10.10	$9.20	$12.06	$10.90		$9.46	$10.75

Total return	18.06%	(10.56)%	22.80%	15.22	%(d)	(10.29)%	(1.26)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$44,297	$44,014	$60,747	$53,198		$48,832	$34,578
Ratio of expenses to average net assets:
Before expense reimbursements	1.27%	1.33%	1.32%	1.32	%(e)	1.56%	1.54%
After expense reimbursements(f)	1.27%	1.33%	1.32%	1.32	%(e)	1.52%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.09%	(0.13)%	(0.48)%	(0.48	)%(e)	0.28%	0.77%
After expense reimbursements	0.09%	(0.13)%	(0.48)%	(0.48	)%(e)	0.33%	0.81%
Portfolio turnover	23%	40%	40%	14	%(d)	82%	28%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$9.10	$11.98	$10.87	$9.44		$10.74	$10.98
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.02)	(0.04)	(0.09)	(0.02)		—	0.06
Net gain/(loss) on securities (both realized and unrealized)	1.62	(1.21)	2.52	1.45		(1.08)	(0.24)
Total from investment operations	1.60	(1.25)	2.43	1.43		(1.08)	(0.18)
LESS DISTRIBUTIONS
Dividends from net investment income	—	—	—	—		(0.07)	(0.06)
Distributions from capital gains	(0.73)	(1.63)	(1.32)	—		(0.15)	—
Total distributions	(0.73)	(1.63)	(1.32)	—		(0.22)	(0.06)
Net asset value, end of year or period	$9.97	$9.10	$11.98	$10.87		$9.44	$10.74

Total return(h)	17.83%	(10.81)%	22.40%	15.15	%(d)	(10.46)%	(1.51)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,979	$1,971	$2,486	$2,376		$2,484	$1,487
Ratio of expenses to average net assets:
Before expense reimbursements	1.52%	1.57%	1.58%	1.57	%(e)	2.17%	2.24%
After expense reimbursements(f)	1.52%	1.57%	1.58%	1.57	%(e)	1.80%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.17)%	(0.36)%	(0.73)%	(0.68	)%(e)	(0.41)%	0.06%
After expense reimbursements	(0.17)%	(0.36)%	(0.73)%	(0.68	)%(e)	(0.05)%	0.55%
Portfolio turnover	23%	40%	40%	14	%(d)	82%	28%

(a)Formerly Named ICON Financials Fund.

(b)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Financials Fund - Class S.

(c)Calculated based upon average shares outstanding.

(d)Not annualized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g)Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Financials Fund - Class A.

(h)The total return calculation excludes any sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Equity Fund(a)
Institutional Shares(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$25.93	$37.28	$33.57	$28.07		$26.83	$27.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.19	0.07	(0.07)	(0.02)		(0.03)	(0.02)
Net gain/(loss) on securities (both realized and unrealized)	2.87	(6.61)	9.04	5.52		2.27	0.09
Total from investment operations	3.06	(6.54)	8.97	5.50		2.24	0.07
LESS DISTRIBUTIONS
Dividends from net investment income	(0.19)	(0.06)	—	—		—	—
Distributions from capital gains	(1.12)	(4.75)	(5.26)	—		(1.00)	(0.35)
Total distributions	(1.31)	(4.75)	(5.26)	—		(1.00)	(0.35)
Net asset value, end of year or period	$27.68	$25.93	$37.28	$33.57		$28.07	$26.83

Total return	12.11%	(18.11)%	26.73%	19.59	%(d)	8.27%	0.56%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$41,606	$42,057	$59,306	$49,362		$45,176	$12,764
Ratio of expenses to average net assets:
Before expense reimbursements	1.10%	1.12%	1.04%	1.10	%(e)	1.35%	1.53%
After expense reimbursements(f)	1.10%	1.12%	1.04%	1.10	%(e)	1.22%	1.25%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.70%	0.22%	(0.17)%	(0.28	)%(e)	(0.23)%	(0.36)%
After expense reimbursements	0.70%	0.22%	(0.17)%	(0.28	)%(e)	(0.10)%	(0.08)%
Portfolio turnover	4%	17%	24%	14	%(d)	65%	31%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$24.35	$35.37	$32.14	$26.89		$25.81	$26.16
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.11	(0.01)	(0.16)	(0.04)		(0.09)	(0.09)
Net gain/(loss) on securities (both realized and unrealized)	2.69	(6.26)	8.65	5.29		2.17	0.09
Total from investment operations	2.80	(6.27)	8.49	5.25		2.08	—
LESS DISTRIBUTIONS
Dividends from net investment income	(0.11)	—	—	—		—	—
Distributions from capital gains	(1.12)	(4.75)	(5.26)	—		(1.00)	(0.35)
Total distributions	(1.23)	(4.75)	(5.26)	—		(1.00)	(0.35)
Net asset value, end of year or period	$25.92	$24.35	$35.37	$32.14		$26.89	$25.81

Total return(h)	11.83%	(18.34)%	26.42%	19.52	%(d)	7.97%	0.31%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$15,987	$16,162	$22,689	$20,910		$19,080	$4,894
Ratio of expenses to average net assets:
Before expense reimbursements	1.35%	1.37%	1.29%	1.35	%(e)	1.67%	2.08%
After expense reimbursements(f)	1.35%	1.37%	1.29%	1.35	%(e)	1.46%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.44%	(0.03)%	(0.43)%	(0.52	)%(e)	(0.54)%	(0.92)%
After expense reimbursements	0.44%	(0.03)%	(0.43)%	(0.52	)%(e)	(0.34)%	(0.39)%
Portfolio turnover	4%	17%	24%	14	%(d)	65%	31%

(a) Formerly named ICON Long/Short Fund.

(b) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Long/Short Fund - Class S.

(c) Calculated based upon average shares outstanding.

(d) Not annualized.

(e) Annualized.

(f) Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Long/Short Fund - Class A.

(h) The total return calculation excludes any sales charge.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Equity Income Fund
Institutional Shares(a)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$15.83	$20.75	$18.89	$16.44		$18.00	$17.96
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.72	0.60	0.42	0.12		0.43	0.50
Net gain/(loss) on securities (both realized and unrealized)	0.05 (c)	(3.36)	4.12	2.72		(1.12)	0.09
Total from investment operations	0.77	(2.76)	4.54	2.84		(0.69)	0.59
LESS DISTRIBUTIONS
Dividends from net investment income	(0.78)	(0.58)	(0.43)	(0.39)		(0.58)	(0.53)
Distributions from capital gains	—	(1.58)	(2.25)	—		(0.29)	(0.02)
Total distributions	(0.78)	(2.16)	(2.68)	(0.39)		(0.87)	(0.55)
Net asset value, end of year or period	$15.82	$15.83	$20.75	$18.89		$16.44	$18.00

Total return	5.05%	(13.63)%	24.14%	17.25	%(d)	(4.03)%	3.45%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$37,083	$41,821	$45,535	$44,345		$42,624	$51,853
Ratio of expenses to average net assets:
Before expense reimbursements	1.09%	1.15%	1.04%	1.06	%(e)	1.30%	1.21%
After expense reimbursements(f)	1.05%	1.00%	1.00%	1.00	%(e)	1.05%	0.99%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.53%	3.11%	1.87%	2.68	%(e)	2.28%	2.66%
After expense reimbursements	4.56%	3.26%	1.91%	2.72	%(e)	2.53%	2.88%
Portfolio turnover	43%	78%	25%	7	%(d)	78%	117%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$15.77	$20.73	$18.87	$16.42		$17.96	$17.92
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.67	0.54	0.36	0.11		0.38	0.46
Net gain/(loss) on securities (both realized and unrealized)	0.05 (c)	(3.34)	4.12	2.72		(1.12)	0.08
Total from investment operations	0.72	(2.80)	4.48	2.83		(0.74)	0.54
LESS DISTRIBUTIONS
Dividends from net investment income	(0.74)	(0.58)	(0.37)	(0.38)		(0.51)	(0.48)
Distributions from capital gains	—	(1.58)	(2.25)	—		(0.29)	(0.02)
Total distributions	(0.74)	(2.16)	(2.62)	(0.38)		(0.80)	(0.50)
Net asset value, end of year or period	$15.75	$15.77	$20.73	$18.87		$16.42	$17.96

Total return(h)	4.75%	(13.81)%	23.84%	17.21	%(d)	(4.33)%	3.20%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$15,987	$21,362	$37,994	$37,752		$37,563	$10,852
Ratio of expenses to average net assets:
Before expense reimbursements	1.34%	1.42%	1.29%	1.31	%(e)	1.50%	1.50%
After expense reimbursements(f)	1.30%	1.26%	1.25%	1.25	%(e)	1.29%	1.24%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.24%	2.74%	1.62%	2.41	%(e)	2.07%	2.38%
After expense reimbursements	4.28%	2.90%	1.66%	2.46	%(e)	2.29%	2.64%
Portfolio turnover	43%	78%	25%	7	%(d)	78%	117%

(a)Formerly named ICON Equity Income Fund - Class S.

(b)Calculated based upon average shares outstanding.

(c)Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized unrealized losses on the Statements of Operations for the same period.

(d)Not annualized.

(e)Annualized.

(f)Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(gFormerly named ICON Equity Income Fund - Class A.

(h) The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Flexible Bond Fund
Institutional Shares(a)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$8.36	$9.32	$9.39	$9.07		$9.36	$9.26
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.53	0.45	0.42	0.10		0.40	0.36
Net gain/(loss) on securities (both realized and unrealized)	0.23	(0.97)	(0.03)	0.31		(0.28)	0.18
Total from investment operations	0.76	(0.52)	0.39	0.41		0.12	0.54
LESS DISTRIBUTIONS
Dividends from net investment income	(0.56)	(0.44)	(0.46)	(0.09)		(0.41)	(0.44)
Distributions from return of capital	— (c)	— (c)	—	—		—	—
Distributions from capital gains	—	—	—	—		—	—
Total distributions	(0.56)	(0.44)	(0.46)	(0.09)		(0.41)	(0.44)
Net asset value, end of year or period	$8.56	$8.36	$9.32	$9.39		$9.07	$9.36

Total return	9.24%	(5.63)%	4.17%	4.52	%(d)	1.32%	6.02%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$235,493	$150,090	$138,093	$131,094		$141,158	$143,633
Ratio of expenses to average net assets:
Before expense reimbursements	0.84%	0.84%	0.85%	0.86	%(e)	1.01%	0.96%
After expense reimbursements(f)	0.76%	0.76%	0.77%	0.76	%(e)	0.80%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	6.56%	5.10%	4.32%	4.38	%(e)	4.20%	3.70%
After expense reimbursements	6.65%	5.18%	4.40%	4.48	%(e)	4.41%	3.91%
Portfolio turnover	163%	157%	262%	29	%(d)	133%	144%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$8.30	$9.27	$9.33	$9.02		$9.31	$9.21
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.51	0.42	0.39	0.10		0.38	0.34
Net gain/(loss) on securities (both realized and unrealized)	0.22	(0.97)	(0.01)	0.29		(0.28)	0.18
Total from investment operations	0.73	(0.55)	0.38	0.39		0.10	0.52
LESS DISTRIBUTIONS
Dividends from net investment income	(0.54)	(0.42)	(0.44)	(0.08)		(0.39)	(0.42)
Distributions from return of capital	— (c)	— (c)	—	—		—	—
Distributions from capital gains	—	—	—	—		—	—
Total distributions	(0.54)	(0.42)	(0.44)	(0.08)		(0.39)	(0.42)
Net asset value, end of year or period	$8.49	$8.30	$9.27	$9.33		$9.02	$9.31

Total return(h)	9.08%	(5.96)%	4.06%	4.36	%(d)	1.12%	5.76%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$17,952	$7,279	$9,318	$10,667		$10,661	$5,733
Ratio of expenses to average net assets:
Before expense reimbursements	1.10%	1.10%	1.10%	1.11	%(e)	1.32%	1.39%
After expense reimbursements(e)	1.01%	1.01%	1.02%	1.01	%(e)	1.05%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	5.97%	4.77%	4.07%	4.13	%(e)	3.90%	3.29%
After expense reimbursements	6.06%	4.86%	4.15%	4.23	%(e)	4.17%	3.68%
Portfolio turnover	163%	157%	262%	29	%(d)	133%	144%

(a) Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b) Calculated based upon average shares outstanding.

(c) Less than .01 per share.

(d) Not annualized.

(e) Annualized.

(f) Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g) Formerly named ICON Flexible Bond Fund - Class A.

(h) The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Health & Information Technology Fund(a)
Institutional Shares(b)	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$14.66		$21.65		$21.45		$18.75		$15.46	$17.19
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	—		(0.05)		(0.14)		(0.03)		(0.09)	(0.04)
Net gain/(loss) on securities (both realized and unrealized)	1.86		(4.18)		3.94		3.47		4.10	0.35
Total from investment operations	1.86		(4.23)		3.80		3.44		4.01	0.31
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—		—	—
Distributions from capital gains	(1.83)		(2.76)		(3.60)		(0.74)		(0.72)	(2.04)
Total distributions	(1.83)		(2.76)		(3.60)		(0.74)		(0.72)	(2.04)
Net asset value, end of year or period	$14.69		$14.66		$21.65		$21.45		$18.75	$15.46

Total return	13.43	%(d)	(19.87	)%(d)	17.71	%(d)	18.59%		26.59%	5.12%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$86,751		$90,742		$126,017		$125,057		$109,619	$54,263
Ratio of expenses to average net assets:
Before expense reimbursements	1.23	%(e)	1.26	%(e)	1.25	%(e)	1.29	%(d)	1.46%	1.49%
After expense reimbursements(f)	1.23	%(e)	1.26	%(e)	1.25	%(e)	1.29	%(d)	1.46%	1.49%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.03	)%(e)	(0.30	)%(e)	(0.60	)%(e)	(0.53	)%(d)	(0.54)%	(0.25)%
After expense reimbursements	(0.03	)%(e)	(0.30	)%(e)	(0.60	)%(e)	(0.53	)%(d)	(0.54)%	(0.25)%
Portfolio turnover	48	%(d)	39	%(d)	33	%(d)	13	%(f)	67%	92%

Investor Shares(g)	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$13.49		$20.24		$20.31		$17.80		$14.74	$16.55
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	(0.04)		(0.09)		(0.19)		(0.04)		(0.13)	(0.07)
Net gain/(loss) on securities (both realized and unrealized)	1.71		(3.90)		3.72		3.29		3.91	0.30
Total from investment operations	1.67		(3.99)		3.53		3.25		3.78	0.23
LESS DISTRIBUTIONS
Dividends from net investment income	—		—		—		—		—	—
Distributions from capital gains	(1.83)		(2.76)		(3.60)		(0.74)		(0.72)	(2.04)
Total distributions	(1.83)		(2.76)		(3.60)		(0.74)		(0.72)	(2.04)
Net asset value, end of year or period	$13.33		$13.49		$20.24		$20.31		$17.80	$14.74

Total return(h)	13.10%		(20.07)%		17.37%		18.52	%(d)	26.31%	4.79%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,553		$1,833		$3,125		$3,199		$2,948	$1,463
Ratio of expenses to average net assets:
Before expense reimbursements	1.48%		1.52%		1.50%		1.54	%(e)	2.13%	2.30%
After expense reimbursements(f)	1.48%		1.52%		1.50%		1.54	%(e)	1.76%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	(0.27)%		(0.57)%		(0.84)%		(0.76	)%(e)	(1.21)%	(1.05)%
After expense reimbursements	(0.27)%		(0.57)%		(0.84)%		(0.76	)%(e)	(0.83)%	(0.50)%
Portfolio turnover	48%		39%		33%		13	%(d)	67%	92%

(a) Formerly named ICON Information Technology Fund.

(b) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Information Technology Fund - Class S.

(c) Calculated based upon average shares outstanding.

(d) Not annualized.

(e) Annualized.

(f) Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Information Technology Fund - Class A.

(h) The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Natural Resources and Infrastructure Fund(a)
Institutional Shares(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$16.09	$17.74	$13.76	$11.78		$12.49	$16.45
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.24	0.17	0.20	0.02		0.08	0.19
Net gain/(loss) on securities (both realized and unrealized)	1.46	(0.04)	4.01	2.00		(0.59)	(1.80)
Total from investment operations	1.70	0.13	4.21	2.02		(0.51)	(1.61)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.15)	(0.19)	(0.23)	(0.04)		(0.20)	(0.33)
Distributions from return of capital	(0.01)	—	—	—		—	—
Distributions from capital gains	(1.02)	(1.59)	—	—		—	(2.02)
Total distributions	(1.18)	(1.78)	(0.23)	(0.04)		(0.20)	(2.02)
Net asset value, end of year or period	$16.61	$16.09	$17.74	$13.76		$11.78	$12.49

Total return	10.97%	0.38%	30.62%	17.18	%(d)	(4.21)%	(7.63)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$102,842	$107,544	$122,465	$104,241		$98,786	$55,353
Ratio of expenses to average net assets:
Before expense reimbursements	1.25%	1.31%	1.28%	1.35	%(e)	1.58%	1.70%
After expense reimbursements(f)	1.25%	1.31%	1.28%	1.35	%(e)	1.48%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.46%	0.98%	1.20%	0.48	%(e)	0.58%	1.33%
After expense reimbursements	1.46%	0.98%	1.20%	0.48	%(e)	0.68%	1.53%
Portfolio turnover	137%	149%	94%	22	%(d)	133%	111%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$15.86	$17.52	$13.57	$11.64		$12.36	$16.25
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.21	0.13	0.17	0.01		0.05	0.16
Net gain/(loss) on securities (both realized and unrealized)	1.43	(0.05)	3.96	1.97		(0.57)	(1.78)
Total from investment operations	1.64	0.08	4.13	1.98		(0.52)	(1.62)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.12)	(0.15)	(0.18)	(0.04)		(0.20)	(1.62)
Distributions from return of capital	(0.01)	—	—	—		—	—
Distributions from capital gains	(1.02)	(1.59)	—	—		—	(2.02)
Total distributions	(1.15)	(1.74)	(0.18)	(0.04)		(0.20)	(2.27)
Net asset value, end of year or period	$16.35	$15.86	$17.52	$13.57		$11.64	$12.36

Total return(h)	10.73%	0.09%	30.41%	16.96	%(d)	(4.40)%	(7.92)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$5,461	$6,102	$6,888	$5,658		$5,001	$2,733
Ratio of expenses to average net assets:
Before expense reimbursements	1.51%	1.56%	1.52%	1.60	%(e)	2.10%	2.19%
After expense reimbursements(f)	1.51%	1.56%	1.52%	1.60	%(e)	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.25%	0.73%	1.00%	0.30	%(e)	0.05%	0.85%
After expense reimbursements	1.25%	0.73%	1.00%	0.30	%(e)	0.40%	1.29%
Portfolio turnover	137%	149%	94%	22	%(d)	133%	111%

(a) Formerly named ICON Natural Resources Fund.

(b) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Natural Resources Fund - Class S.

(c) Calculated based upon average shares outstanding.

(d) Not annulaized.

(e) Annualized.

(f) Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g) Information prior to the reorganization date of July 10, 2020 is that of the accounting and performance survior, ICON Natural Resources Fund - Class A.

(h) The total return calculation excludes any sales charges.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

ICON Utilities and Income Fund(a)
Institutional Shares(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$9.79	$10.80	$9.56	$8.99		$10.25	$8.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.23	0.20	0.22	0.05		0.18	0.26
Net gain/(loss) on securities (both realized and unrealized)	(1.42)	(0.32)	1.82	0.97		(0.91)	1.45
Total from investment operations	(1.19)	(0.12)	2.04	1.02		(0.73)	1.71
LESS DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.20)	(0.21)	(0.05)		(0.20)	(0.26)
Distributions from capital gains	—	(0.69)	(0.59)	(0.40)		(0.33)	(0.05)
Total distributions	(0.24)	(0.89)	(0.80)	(0.45)		(0.53)	(0.31)
Net asset value, end of year or period	$8.36	$9.79	$10.80	$9.56		$8.99	$10.25

Total return	(12.25)%	(1.15)%	21.51%	11.42	%(d)	(7.35)%	19.76%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$19,590	$30,209	$40,208	$25,430		$25,038	$46,006
Ratio of expenses to average net assets:
Before expense reimbursements	1.45%	1.41%	1.39%	1.47	%(e)	1.63%	1.57%
After expense reimbursements(f)	1.35%	1.23%	1.23%	1.23	%(e)	1.28%	1.22%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.44%	1.72%	1.89%	1.88	%(e)	1.62%	2.38%
After expense reimbursements	2.54%	1.89%	2.06%	2.12	%(e)	1.96%	2.73%
Portfolio turnover	11%	28%	33%	3	%(d)	24%	144%

Investor Shares(g)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020		Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of year	$9.58	$10.58	$9.38	$8.83		$10.07	$8.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(c)	0.20	0.18	0.19	0.04		0.16	0.23
Net gain/(loss) on securities (both realized and unrealized)	(1.40)	(0.31)	1.79	0.96		(0.91)	1.43
Total from investment operations	(1.20)	(0.13)	1.98	1.00		(0.75)	1.66
LESS DISTRIBUTIONS
Dividends from net investment income	(0.28)	(0.18)	(0.19)	(0.05)		(0.16)	(0.24)
Distributions from capital gains	—	(0.69)	(0.59)	(0.40)		(0.33)	(0.05)
Total distributions	(0.28)	(0.87)	(0.78)	(0.45)		(0.49)	(0.29)
Net asset value, end of year or period	$8.10	$9.58	$10.58	$9.38		$8.83	$10.07

Total return(h)	(12.56)%	(1.34)%	21.24%	11.33	%(d)	(7.69)%	19.47%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$3,636	$5,464	$6,152	$4,925		$4,797	$6,052
Ratio of expenses to average net assets:
Before expense reimbursements	1.70%	1.65%	1.65%	1.72	%(e)	1.83%	1.77%
After expense reimbursements(f)	1.60%	1.48%	1.48%	1.48	%(e)	1.53%	1.47%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	2.19%	1.53%	1.63%	1.65	%(e)	1.45%	2.20%
After expense reimbursements	2.29%	1.70%	1.80%	1.89	%(e)	1.75%	2.50%
Portfolio turnover	11%	28%	33%	3	%(d)	24%	144%

(a) Formerly named ICON Utilities Fund.

(b) Formerly named ICON Utilities Fund - Class S.

(c) Calculated based upon average shares outstanding.

(d) Not annualized.

(e) Annualized.

(f) Effective for the year ended September 30, 2020, CCO Fees and reorganization costs are not included in the expense limitation. For all years presented, interest expense, when applicable, is not included in the expense limitation.

(g) Formerly named ICON Utilities Fund - Class A.

(h) The total return calculation excludes any sales charges.

ICON FundsNotes to Financial StatementsDecember 31, 2023

Note 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust consists of ten separate series, seven of which are included in these financial statements. Shelton Capital Management (“Shelton”) serves as Investment Advisor (the “Advisor”) to the funds of the Trust. On August 13, 2020, the fiscal year end of the ICON Equity Fund, the ICON Equity Income Fund, the ICON Consumer Select Fund, the ICON Flexible Bond Fund, ICON Health and Information Technology Fund, The ICON Natural Resources Fund, and the ICON Utilities and Income Fund was changed from September 30 to December 31, effective June 30, 2020.

ICON Consumer Select Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 01, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Consumer Discretionary Fund, the ICON Financial Fund, and the ICON Consumer Staples Fund. The ICON Consumer Discretionary Fund and the ICON Financial Fund were reorganized into the Fund pursuant to a reorganization that took place after the close of business on July 10, 2020. The ICON Consumer Staples Fund was reorganized into the Fund pursuant to a reorganization that took place after the close of business on July 31, 2020. All historic performance and financial information presented is that of the ICON Financial Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Financial Fund.

ICON Equity Fund is an open-end diversified series of the Trust. The inception date of the Fund is October 17, 2002. The Fund’s investment objective is to seek capital appreciation, with a secondary objective of capital preservation to provide long-term growth. The Fund is the successor fund to three series of ICON Funds, the ICON Fund, the ICON Long/Short Fund, and the ICON Opportunities Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Long/Short Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Long/Short Fund. The ICON Fund and the ICON Long/Short Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Fund.

ICON Equity Income Fund is an open-end diversified series of the Trust. The inception date of the Fund is November 8, 2002. The Fund’s investment objective is to seek modest capital appreciation and income. The Fund is the successor fund to two series of ICON Funds, the ICON Equity Income Fund (the “Predecessor Equity Income Fund”) and the ICON Risk-Managed Balanced Fund, pursuant to reorganizations that that took place after the close of business on July 10, 2020 and September 25, 2020, respectively. All historic performance and financial information presented is that of the Predecessor Equity Income Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Equity Income Fund. The Predecessor Equity Income Fund and the ICON Risk-Managed Balanced Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Equity Income Fund.

ICON Flexible Bond Fund is an open-end diversified series of the Trust. The inception date of the Fund is October 21, 2002. The Fund’s investment objective is to seek maximum total return. The Fund is the successor fund to the ICON Flexible Bond Fund, a series of ICON Funds (the “Predecessor Flexible Bond Fund”), pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the Predecessor Flexible Bond Fund, which was the accounting and performance survivor of the reorganization. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the Predecessor Flexible Bond Fund. The Predecessor Flexible Bond Fund also had Class C shares, each of which were reorganized into the Investor Class of the ICON Flexible Bond Fund.

ICON Health and Information Technology Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is February 19, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to two series of ICON Funds, the ICON Information Technology Fund and the ICON Healthcare Fund pursuant to a reorganization that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Information Technology Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Information Technology Fund.

ICON Natural Resources and Infrastructure Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is May 5, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to three series of ICON Funds, the ICON Energy Fund, the ICON Natural Resources Fund, and the ICON Industrials Fund, pursuant to a reorganization that that took place after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Natural Resources Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Natural Resources Fund. The ICON Energy Fund and the ICON Natural Resources Fund each also had Class C shares, each of which were reorganized into the Investor Class of the ICON Natural Resources and Infrastructure Fund.

ICON Utilities and Income Fund is an open-end non-diversified series of the Trust. The inception date of the Fund is July 9, 1997. The Fund’s investment objective is to seek long-term capital appreciation. The Fund is the successor fund to the ICON Utilities Fund, a series of ICON Funds, pursuant to a reorganization that occurred after the close of business on July 10, 2020. All historic performance and financial information presented is that of the ICON Utilities Fund, which was the accounting and performance survivor of the reorganizations. Historic information presented for the Institutional Class and Investor Classes shares is based on that of the Class S and Class A shares, respectively, of the ICON Utilities Fund.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codifiication Topic 946, Financial Services – Investment Companies.

(a) Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Investments in mutual funds are valued at that fund’s net asset value. Asset-backed securities (ABS) are valued by an independent pricing service using market-based measurements that are processed through a rules-based pricing application and represent the good faith determination as to what the holder may receive in an orderly transaction for an institutional round lot position (typically 1MM or greater current value USD or local currency equivalent). Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

ICON FundsNotes to Financial Statements (Continued)December 31, 2023

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith by the Pricing Committee of the Advisor, the Funds’ valuation designee pursuant to Rule 2a-5. The Board has delegated to the Pricing Committee of the Advisor the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c) Short Sales — Short sales are transactions under which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Municipal Bonds — Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(e) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method or, where applicable, to the first call date of the securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Distributions to shareholders are recorded on the ex-dividend date for the Funds. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses. These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

The ICON Consumer Select Fund, ICON Equity Income Fund, ICON Health and Information Technology Fund, ICON Natural Resources & Infrastructure Fund, and ICON Utilities and Income Fund seek to replicate the performance of their respective sectors. From time to time this replication may lead a Fund to concentrate in stocks of a particular sector, category or group of companies, which could cause such Fund to underperform the overall stock market. Refer to each Fund’s Portfolio of Investments for instances where these concentration might exist as of December 31, 2023.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(h) Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, Shelton Capital Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(i) ShareValuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

ICON FundsNotes to Financial Statements (Continued)December 31, 2023

(j) Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefiits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Shelton Capital Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefiits should be recorded related to uncertain tax positions taken on returns fiiled for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefiits will change materially in the next twelve months.

(k) Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Funds’ securities at December 31, 2023 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Assets
ICON Consumer Select Fund	$46,486,939	$—	$—	$46,486,939
ICON Equity Fund	58,465,845	—	—	58,465,845
ICON Equity Income Fund	41,140,411	14,348,213	—	55,488,624
ICON Flexible Bond Fund	76,200,345	179,884,342	—	245,084,687
ICON Health and Information Technology Fund	88,579,029	—	—	88,579,029
ICON Natural Resources & Infrastructure Fund	114,316,527	—	—	114,316,527
ICON Utilities and Income Fund	23,342,987	—	—	23,342,987

(a)It is the Funds’ policy to recognize transfers between levels on the last day of the fiscal reporting period. There were no transfers in or out of Level 3 during the year.

(b)All publicly traded common stocks, preferred stocks, and investments in investment companies held in the Funds are Level 1 securities. For a detailed break-out of equity securities by major industry classification, please refer to the Portfolio of Investments.

(c)All corporate debt and asset-backed securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

(l) Disclosure about Derivative Instruments and Hedging Activities — The Fund has adopted enhanced disclosure regarding derivative and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

(m) LIBOR Transition Risk — The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain. The sunset date for the transition is December 31, 2024.

Note 2 – INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	% of Net Assets
ICON Consumer Select Fund	1.00%
ICON Equity Fund	0.75%
ICON Equity Income Fund	0.75%
ICON Flexible Bond Fund	0.60%
ICON Health and Information Technology Fund	1.00%
ICON Natural Resources & Infrastructure Fund	1.00%
ICON Utilities and Income Fund	1.00%

ICON FundsNotes to Financial Statements (Continued)December 31, 2023

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies, taxes, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the expense limits, for the year ended December 31, 2023 are as follows:

	Expense Limitation
Fund	Institutional Shares	Investor Shares	Expiration
ICON Equity Income Fund*	0.99%	1.24%	5/1/23
ICON Flexible Bond Fund	0.75%	1.00%	5/1/24
ICON Utilities and Income Fund*	1.22%	1.47%	5/1/23

* The expense limitation was not renewed during the period.

At December 31, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $750,124. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 12/31/2024	Expires 12/31/2025	Expires 12/31/2026	Total
ICON Equity Income Fund	$33,805	$112,874	$22,138	$168,817
ICON Flexible Bond Fund	115,484	123,960	163,722	403,166
ICON Utilities and Income Fund	64,960	73,231	29,950	168,141
Total	$214,249	$310,065	$215,810	$740,124

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton receives an administration fee. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. Administration fees are disclosed in the Statements of Operations.

Certain officers and trustees of the Trust are also partners of Shelton. Steve Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Adviser. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The Trust has adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays RFS Partners, the Funds’ distributor (the “Distributor”), an affiliate of the Advisor, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2023 the following were incurred:

Fund	Investor Class 12b-1 Fees
ICON Consumer Select Fund	$4,873
ICON Equity Fund	$38,148
ICON Equity Income Fund	$45,026
ICON Flexible Bond Fund	$26,922
ICON Health and Information Technology Fund	$4,054
ICON Natural Resources & Infrastructure Fund	$14,060
ICON Utilities and Income Fund	$11,204

Management fees, administration fees, expense reimbursement from the Advisor, CCO fees and Trustees fees incurred during the period are included in the Statements of Operations.

Note 3 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
ICON Consumer Select Fund	$13,712,915	$9,832,488
ICON Equity Fund	1,832,002	5,047,626
ICON Equity Income Fund	21,929,797	31,105,005
ICON Flexible Bond Fund	301,242,646	216,965,752
ICON Health and Information Technology Fund	42,511,731	38,725,620
ICON Natural Resources & Infrastructure Fund	130,611,803	127,991,902
ICON Utilities and Income Fund	2,754,163	6,362,326

ICON FundsNotes to Financial Statements (Continued)December 31, 2023

Note 4 – TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassification was as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Distributable Earnings/(Loss)
ICON Equity Fund	$(208,431)	$208,431
ICON Equity Income Fund	(2,329)	2,329
ICON Flexible Bond Fund	(36,742)	36,742
ICON Health and Information Technology Fund	(25,983)	25,983
ICON Natural Resources & Infrastructure Fund	(745,169)	745,169
ICON Utilities and Income Fund	(8,672)	8,672

The reclassification of net assets consists primarily of net operating losses, taxable overdistributions, and prior year tax return adjustments impacting distributable earnings.

Tax Basis of Distributable Earnings: For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments on December 31, 2023 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
ICON Consumer Select Fund	$37,192,487	$10,440,369	$(1,145,917)	$9,294,452
ICON Equity Fund	42,026,351	18,064,306	(1,624,813)	16,439,493
ICON Equity Income Fund	54,105,090	3,096,286	(1,712,458)	1,383,828
ICON Flexible Bond Fund	259,565,736	1,925,534	(5,406,278)	(3,480,744)
ICON Health and Information Technology Fund	76,197,806	16,449,850	(4,068,627)	12,381,223
ICON Natural Resources & Infrastructure Fund	104,031,056	14,613,730	(4,328,259)	10,285,471
ICON Utilities and Income Fund	24,295,081	1,438,597	(2,390,693)	(952,096)

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2023 was as follows:

	Undistributed Ordinary Income	Undistributed Capital Gains (Losses)	Unrealized Appreciation/ (Depreciation)	Other Accumulated Gains/Losses	Total Distributable Earnings
ICON Consumer Select Fund	$—	$1,415,227	$9,294,452	$(2,798,008)	$7,911,669
ICON Equity Fund	—	—	16,439,493	(814,059)	15,625,434
ICON Equity Income Fund	107,065	—	1,383,828	(2,336,470)	(845,577)
ICON Flexible Bond Fund	—	—	(3,480,744)	(11,882,396)	(15,353,140)
ICON Health and Information Technology Fund	—	4,418,881	12,381,223	—	16,800,104
ICON Natural Resources & Infrastructure Fund	—	—	10,285,471	(209,180,775)	(198,895,304)
ICON Utilities and Income Fund	9,545	—	(952,096)	(1,252,416)	(2,194,967)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to partnership investment and investment in trust preferred securities.

During the current year the ICON Natural Resources & Infrastructure Fund deferred $2,309,380 of short-term post-October capital losses, which will be recognized on the first day of the following fiscal year.

Capital Losses: Capital loss carry forwards, as of December 31, 2023, available to offset future capital gains, if any, are as follows:

	ICON Consumer Select Fund*	ICON Equity Fund**	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Health & Information Technology Fund	ICON Natural Resources & Infrastructure Fund***	ICON Utilities and Income Fund
Long Term with no Limitation with no Limit	$—	$—	1,372,655	$6,525,187	$—	$—	$1,081,458
Short Term with no Limitation with no Limit	—	—	963,815	5,357,209	—	—	170,958
Long Term Subject to Annual Limitation	776,485	—	—	—	—	118,651,792	—
Short Term Subject to Annual Limitation	2,021,525	814,059	—	—	—	88,028,615	—
Total	$2,798,010	$814,059	2,336,470	$11,882,396	$—	$206,680,407	1,252,416
Capital Loss Carry Forwards Utilized During the Fiscal Year Ending December 31, 2023	$270,264	$133,945	—	$—	$203,390	$678,984	—

*Subject to annual limitation of $270,264 under §382 of The Code through December 31, 2032, $252,613 for the year ending December 31, 2033 and $113,021 for the year ending December 31, 2024.

**Subject to annual limitation of $133,945 under §382 of The Code through December 31, 2029, and $10,389 for the year ending December 31, 2030.

***Subject to annual limitation of $678,984 under §382 of The Code through December 31, 2026, $644,536 through December 31, 2027, $577,350 through December 31, 2380, and $194,965 for the year ending December 31, 2381.

ICON FundsNotes to Financial Statements (Continued)December 31, 2023

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:

Fund	Year	Ordinary Income	Nontaxable Distribution/ Return of Capital(b)	Long-Term Capital Gains(a)	Exempt- Interest Dividends	Total Distributions
ICON Consumer Select Fund	December 31, 2023	109,489	—	3,105,286	—	3,214,775
	December 31, 2022	78,909	—	7,000,093	—	7,079,002
ICON Equity Fund	December 31, 2023	565,863	—	2,066,294	—	2,632,157
	December 31, 2022	98,512	—	9,400,473	—	9,498,985
ICON Equity Income Fund	December 31, 2023	2,804,143	—	—	—	2,804,143
	December 31, 2022	2,157,338	—	5,999,877	—	8,157,215
ICON Flexible Bond Fund	December 31, 2023	13,092,250	22,528	—	—	13,114,778
	December 31, 2022	7,234,449	163,907	—	—	7,398,356
ICON Health and Information Technology Fund	December 31, 2023	—	—	9,999,761	—	9,999,761
	December 31, 2022	2,957,771	—	12,225,203	—	15,182,974
ICON Natural Resources & Infrastructure Fund	December 31, 2023	4,411,864	48,206	2,880,755	—	7,340,825
	December 31, 2022	6,628,318	—	5,128,630	—	11,756,948
ICON Utilities and Income Fund	December 31, 2023	784,692	—	—	—	784,692
	December 31, 2022	711,198	—	2,446,596	—	3,157,794

(a)The Funds designate any Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2023.

(b)It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later in accordance with U.S. GAAP and/ or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

Note 5 – SECURITIES LENDINGS

The Funds have entered into an agreement with U.S. Bank, N.A. (the “Lending Agent”), dated September 29, 2020 (the “Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the Funds may lend securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals). The securities lending agreement requires that loans are collateralized in an amount equal to at least (i) 105% of then current market value of any loaned foreign securities, or (ii) 102% of the then current market value of any other loaned securities at the outset of the loan and at least 100%, at all times thereafter. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. Cash collateral received by the Funds for securities loaned is invested by the Lending Agent in the First American Government Obligations Fund – Class X. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. Such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, and the risk that the investment may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Funds are not subject to a master netting arrangement.

Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit.

As of December 31, 2023, the value of the securities on loan and payable for collateral were as follows:

Fund	Value of Securities on Loan	Fund Collateral Received*
ICON Equity Fund:	$1,202,707	$1,238,242
ICON Equity Income Fund:	$1,994,535	$2,069,915
ICON Flexible Bond Fund:	$5,832,839	$6,040,953
ICON Natural Resources & Infrastructure:	$5,320,949	$5,506,552

*The cash collateral received was invested in the First American Government Obligations Fund – Class X as shown on Portfolios of Investments.

Note 6 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued and fund management has noted no additional events that require recognition or disclosure in the financial statements.

ICON FundsLiquidity Risk Management Program Disclosure (Unaudited)December 31, 2023

The SCM Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each, a “Fund” and collectively, the “Funds”). The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of investment, operations and legal and compliance professionals from Shelton Capital Management. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on November 9, 2023, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from the inception of the Trust’s program in December 2020 through September 2023 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategy continues to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Trust’s investment portfolios, is found in the Trust’s Prospectus and Statement of Additional Information.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the ICON Funds and Board of Trustees of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ICON Consumer Select Fund, ICON Equity Fund, ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Health and Information Technology Fund, ICON Natural Resources and Infrastructure Fund, and ICON Utilities and Income Fund, each a series of SCM Trust (the “Funds”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended December 31, 2023, December 31, 2022, December 31, 2021, and September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2020, and the period October 1, 2020 through December 31, 2020, were audited by other auditors whose report dated March 1, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021. In addition, we served as the Funds’ auditors from 2016 through 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

ICON FundsAdditional InformationDecember 31, 2023

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2023. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information filed in the Form N-PORT also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Shelton Funds uses to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2023 is available upon request, at no charge, at the phone number above, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the Shelton Funds. It is authorized for distribution only if preceded or accompanied by a current Shelton Funds prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest, as it explains the risks, fees and expenses of investing in the Fund.

ICON FundsBoard of Trustees and Executive OfficersDecember 31, 2023

Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with The Trust	Length of Time Served
Stephen C Rogers	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chairman of the Board, Trustee, President	Since August 1999, Since August 1999, Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Trustee	Since May 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1962	Trustee	Since August 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1969	Trustee	Since May 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Treasurer	Since February 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO, 80202	1966	Chief Compliance Officer, Secretary	Since March 2017

Each Trustee oversees the Trust’s ten Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present.
Gregory T. Pusch	General Counsel and Chief Compliance Officer, Shelton Capital Management, 2017 to present.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, Suite 1200 Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

(b) Not Applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) The audit committee has determined that no single independent trustee meets the criteria of "audit committee financial expert", but the collective skills of the committee are sufficient.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $149,450 for the fiscal year ended December 31, 2023 and $138,000 for the fiscal year ended December 31, 2022.

(b)       Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of Item 4.

(c)       Tax Fees

The aggregate fees paid to the principal accountant for tax compliance, tax advice, and tax planning services rendered by the principal accountant to the Registrant were $33,575 for the fiscal year ended December 31, 2023 and $31,000 for the fiscal year ended December 31, 2022. These fees were related to the preparation of Federal Forms 1220-RIC and 8613 and review of excise distribution calculations.

(d)       All Other Fees

There were no other fees paid to the principal accountant for services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraphs (a)-(c) of Item 4.

(e)(1)	The Registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit-related services;

(ii)	pre-approval of all non-audit related services to be provided to the Registrant by the auditors; and

(iii)	pre-approval of all non-audit related services to be provided to the Registrant by the auditors to the Registrant 's investment adviser or to any entity that controls, is controlled by or is under common control with the Registrant 's investment adviser and that provides ongoing services to the Registrant where the non-audit services relate directly to the operations or financial reporting of the Registrant.

(e)(2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.

(f)	Not applicable.

(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $33,575 for the fiscal year ended December 31, 2023 and $31,000 for the fiscal year ended December 31, 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of Ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 6, 2024

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 6, 2024